Exhibit 99.2

INVESTOR FINANCIAL SUPPLEMENT

June 30, 2012

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Address:

One Hartford Plaza

Hartford, CT 06155

Internet address:

http://www.thehartford.com

Contacts:

Sabra Purtill

Senior Vice President

Investor Relations

Phone (860) 547-8691

Margaret Mann

Program Assistant

Investor Relations

Phone (860) 547-3800

As of July 26, 2012

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A-	A3
Hartford Life and Accident Insurance Company	A	A-	A-	A3
Hartford Life and Annuity Insurance Company	A	A-	BBB+	A3
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3

TRANSFER AGENT

The Bank of New York Mellon

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310

1 (877) 272-7740

COMMON STOCK

Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTOR FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	1
Operating Results by Segment	2
Consolidated Statements of Operations	3
Consolidating Balance Sheets	4
Capital Structure	5
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	6
Accumulated Other Comprehensive Loss	7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC	9
Computation of Return-on-Equity Measures	10

COMMERCIAL MARKETS
Income Statements	11
Property & Casualty Commercial
Operating Results	12
Underwriting Results	13
Supplemental Data	14
Group Benefits
Income Statements	15
Supplemental Data	16

CONSUMER MARKETS
Income Statements	17
Operating Results	18
Underwriting Results	19
Written and Earned Premiums	20

WEALTH MANAGEMENT
Operating Results	21
Financial Highlights Excluding Impact of Unlock	22
Deferred Policy Acquisition Costs and Present Value of Future Profits	23
Individual Life
Income Statements	24
Supplemental Data	25
Account Value Rollforward	26
Retirement Plans
Income Statements	27
Supplemental Data
Assets Under Management	28
Account Value and Asset Rollforward	29
Mutual Funds
Income Statements	30
Supplemental Data
Deposits and Assets Under Management	31
Asset Rollforward	32

RUNOFF OPERATIONS
Financial Highlights	33
Life Other Operations
Supplemental Data	34
U.S. Annuity - Account Value Rollforward	35
International Annuity - Account Value Rollforward	36
Deferred Policy Acquisition Costs and Present Value of Future Profits	37
Annuity Death and Income Benefits	38

CORPORATE
Income Statements	39

INVESTMENTS
Investment Earnings Before-tax
Consolidated	40
Life	41
Property & Casualty	42
Composition of Invested Assets
Consolidated	43
Life	44
Property & Casualty	45
Unrealized Loss Aging	46
Invested Asset Exposures
As of June 30, 2012	47

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	On March 21, 2012, the Company announced the completion of an evaluation of its businesses and strategy. As a result of this review, which was conducted by the Company’s management and Board of Directors over the past several quarters, the Company announced that it will focus on its Property and Casualty, Group Benefits and Mutual Fund businesses, place its Individual Annuity business into runoff and pursue sales or other strategic alternatives for the Individual Life, Woodbury Financial Services and Retirement Plans businesses. Starting in the second quarter of 2012, financial results for the Individual Annuity segment, which consists of U.S. variable, fixed and fixed indexed annuities, will be reported in the Life Other Operations segment. The Company is organized into four divisions: Commercial Markets, Consumer Markets, Wealth Management and Runoff Operations and currently conducts business principally in nine reporting segments, as well as the Corporate category

•	The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers’ compensation, property, automobile, marine, livestock, liability and umbrella coverages, primarily throughout the United States (“U.S.”), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, and specialty casualty coverages. Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.

•	Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.

•	The Wealth Management division includes the reporting segments of Individual Life, Retirement Plans and Mutual Funds. Individual Life sells a variety of life insurance products, including variable universal life, universal life, and term life. Retirement Plans provides products and services to corporations pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”) and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the Code, collectively referred to as government plans. Mutual Funds offers retail mutual funds, investment-only mutual funds and college savings plans under Section 529 of the Code (collectively referred to as non-proprietary) and proprietary mutual funds supporting insurance products issued by The Hartford.

•	The Runoff Operations division includes the reporting segments of Life Other Operations and Property & Casualty Other Operations. Life Other Operations includes U.S. Annuity, International Annuity, Institutional Annuity, and Private Placement Life Insurance, previously reported in Wealth Management.

•	The Hartford includes in Corporate the Company’s debt financing and related interest expense, as well as other capital raising activities; banking operations; certain fee inome and commissions expenses associated with sales of non-proprietary products by broker-dealer subsidiaries; and certain purchase accounting adjustments and other charges not allocated to the segments.

•	The balance sheet and certain balance sheet measures incorporated herein are presented in the statutory legal entity views for Life and Property & Casualty. Life consists of the Wealth Management division, Life Other Operations, Group Benefits and an Other category. Property & Casualty consists of the of Property & Casualty Commercial, Property & Casualty Other Operations and the Consumer Markets Division. Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

•	Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.

•	Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.

•	Assets under management (“AUM”) include account values and mutual funds assets. AUM is a measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of account value whether caused by changes in capital markets or through net flows.

•	Assets under administration (“AUA”) represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company's revenues.

•	Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.

•	NM—Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION (CONTINUED)

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations and loss on extinguishment of debt. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for the Company’s managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page 8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Property & Casualty Commercial and Consumer Markets is set forth at pages 12 and 18, respectively.

•	The Hartford’s management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. A reconciliation of underwriting results to net income for Property & Casualty Commercial and Consumer Markets is set forth at pages 12 and 18, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings,excluding discontinued operations and the impact of the DAC unlock, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, excluding discontinued operations and the impact of the DAC unlock, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including net realized gains (losses), net of tax and DAC, excluded from core earnings,the effect of including discontinued operations and the effect of including the DAC unlock. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings,excluding discontinued operations, and the impact of the DAC unlock should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings,excluding discontinued operations, and the impact of the DAC unlock should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings,excluding discontinued operations, and excluding the impact of the DAC unlock and ROA when reviewing the Company’s performance.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION (CONTINUED)

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including certain realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company’s performance.

•	Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders' equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.

•	Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.

•	The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders’ equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page 10.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month		3 Month		JUNE 30,
	2011	2011	2011	2012	2012	Change		Change		2011	2012	Change
HIGHLIGHTS
Net income (loss) [1]	$33	$60	$118	$96	$(101)	NM		NM		$534	$(5)	NM
Core earnings	$14	$50	$339	$612	$119	NM		(81%)		$588	$731	24%

Total revenues [2]	$5,401	$4,520	$5,638	$7,661	$4,574	(15%)		(40%)		$11,701	$12,235	5%
Total assets	$315,957	$304,188	$302,609	$310,548	$304,142	(4%)		(2%)

PER SHARE AND SHARES DATA [3]
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$0.05	$0.11	$0.24	$0.20	$(0.26)	NM		NM		$1.15	$(0.06)	NM
Core earnings available to common shareholders	$0.01	$0.09	$0.74	$1.37	$0.25	NM		(82%)		$1.27	$1.62	27%
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$0.05	$0.11	$0.23	$0.18	$(0.26)	NM		NM		$1.06	$(0.06)	NM
Core earnings available to common shareholders	$0.01	$0.08	$0.69	$1.25	$0.23	NM		(82%)		$1.16	$1.50	29%
Weighted average common shares outstanding (basic)	445.1	445.3	445.1	440.7	438.2	(6.9	) sh	(2.5	) sh	444.9	439.4	(5.5	) sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	482.4	473.4	489.6	489.9	464.8	(17.6	) sh	(25.1	) sh	505.6	487.9	(17.7	) sh
Common shares outstanding	445.3	445.5	442.5	440.9	435.6	(9.7	) sh	(5.3	) sh	445.3	435.6	(9.7	) sh
Book value per common share	$44.02	$46.70	$47.30	$46.99	$49.14	12%		5%
Per common share impact of AOCI	$(0.06)	$2.59	$2.83	$3.01	$5.18	NM		72%
Book value per common share (excluding AOCI)	$44.08	$44.11	$44.47	$43.98	$43.96	—		—
Book value per diluted share	$40.09	$43.81	$44.31	$43.25	$45.59	14%		5%
Per diluted share impact of AOCI	$(0.05)	$2.37	$2.58	$2.70	$4.68	NM		73%
Book value per diluted share (excluding AOCI)	$40.14	$41.44	$41.73	$40.55	$40.91	2%		1%
Common shares outstanding and dilutive potential common shares	502.8	487.6	484.9	491.9	481.7	(21.1	) sh	(10.2	) sh

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [4]	9.8%	5.9%	3.5%	1.5%	0.8%	(9.0)		(0.7)
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [4]	9.6%	6.0%	4.9%	5.1%	5.6%	(4.0)		0.5
Debt to capitalization, including AOCI	24.7%	23.6%	22.4%	22.6%	24.5%	(0.2)		1.9
Annualized investment yield, after-tax	3.1%	2.9%	2.8%	3.0%	3.0%	(0.1)		—		3.1%	3.0%	(0.1)

[1]	Includes a loss on extinguishment of debt of $587, after-tax, recognized in the second quarter of 2012 related to the repurchase of all outstanding 10% fixed-to-floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz. The loss consisted of the premium associated with repurchasing the 10% Debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance costs related to the 10% Debentures and other costs related to the repurchase transaction.
[2]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months ended June 30, 2011, September 30, 2011,December 31, 2011,March 31, 2012 and June 30, 2012, respectively.
[3]	See page 8 for computation of basic and diluted earnings (losses) per common share.
[4]	See page 10 for a computation of ROE measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

OPERATING RESULTS BY SEGMENT

(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Property & Casualty Commercial	$96	$87	$29	$162	$160	67%	(1%)	$273	$322	18%
Group Benefits	30	20	17	5	34	13%	NM	49	39	(20%)

Commercial Markets core earnings	126	107	46	167	194	54%	16%	322	361	12%

Consumer Markets core earnings (losses)	(177)	(10)	85	102	(48)	73%	NM	(66)	54	NM
Individual Life	41	(20)	36	26	25	(39%)	(4%)	77	51	(34%)
Retirement Plans	11	(20)	—	12	5	(55%)	(58%)	22	17	(23%)
Mutual Funds	27	24	20	20	18	(33%)	(10%)	54	38	(30%)

Wealth Management core earnings (losses)	79	(16)	56	58	48	(39%)	(17%)	153	106	(31%)

ONGOING OPERATIONS	28	81	187	327	194	NM	(41%)	409	521	27%

Life Other Operations	236	43	206	373	37	(84%)	(90%)	485	410	(15%)
P&C Other Operations	(167)	9	16	20	(14)	92%	NM	(144)	6	NM

Runoff Operations core earnings (losses)	69	52	222	393	23	(67%)	(94%)	341	416	22%

Corporate core losses	(83)	(83)	(70)	(108)	(98)	(18%)	9%	(162)	(206)	(27%)

CONSOLIDATED
Core earnings	14	50	339	612	119	NM	(81%)	588	731	24%
Add: Income (loss) from discontinued operations	(80)	3	1	(1)	(1)	99%	—	82	(2)	NM
Add: Loss on extinguishment of debt, net of tax	—	—	—	—	(587)	—	—	—	(587)	—
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	99	7	(222)	(515)	368	NM	NM	(136)	(147)	(8%)

Net income (loss)	$33	$60	$118	$96	$(101)	NM	NM	$534	$(5)	NM

PER SHARE DATA [2]
Diluted earnings (losses) per common share
Core earnings available to common shareholders	$0.01	$0.08	$0.69	$1.25	$0.23	NM	(82%)	$1.16	$1.50	29%
Net income (loss) available to common shareholders	$0.05	$0.11	$0.23	$0.18	$(0.26)	NM	NM	$1.06	$(0.06)	NM

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT
Individual Life	(1)	(57)	2	(8)	1	NM	NM	(3)	(7)	(133%)
Retirement Plans	(2)	(24)	(1)	8	(3)	(50%)	NM	—	5	—
Life Other Operations	(14)	(126)	44	192	(125)	NM	NM	42	67	60%

DAC unlock impact on core earnings	(17)	(207)	45	192	(127)	NM	NM	39	65	67%
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(49)	(262)	(40)	22	(19)	61%	NM	(48)	3	NM

DAC unlock impact on net income (loss)	$(66)	$(469)	$5	$214	$(146)	(121%)	NM	$(9)	$68	NM

[1]	Includes those net realized capital gains (losses) excluded from core earnings. See page 9 for further analysis.
[2]	See page 8 for the reconciliation of net income per common share to core earnings per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Earned premiums	$3,545	$3,518	$3,506	$3,442	$3,400	(4%)	(1%)	$7,064	$6,842	(3%)
Fee income	1,219	1,192	1,130	1,134	1,114	(9%)	(2%)	2,428	2,248	(7%)
Net investment income (loss):
Securities available-for-sale and other	1,104	1,062	998	1,070	1,097	(1%)	3%	2,212	2,167	(2%)
Equity securities, trading [1]	(597)	(1,890)	325	2,866	(1,687)	(183%)	NM	206	1,179	NM

Total net investment income (loss)	507	(828)	1,323	3,936	(590)	NM	NM	2,418	3,346	38%
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(31)	(71)	(42)	(36)	(106)	NM	(194%)	(150)	(142)	5%
OTTI losses recognized in other comprehensive income	8	11	6	7	8	—	14%	72	15	(79%)

Net OTTI losses recognized in earnings	(23)	(60)	(36)	(29)	(98)	NM	NM	(78)	(127)	(63%)
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	92	635	(350)	(881)	687	NM	NM	(256)	(194)	24%

Total net realized capital gains (losses)	69	575	(386)	(910)	589	NM	NM	(334)	(321)	4%
Other revenues	61	63	65	59	61	—	3%	125	120	(4%)

Total revenues	5,401	4,520	5,638	7,661	4,574	(15%)	(40%)	11,701	12,235	5%

Benefits, losses and loss adjustment expenses	3,976	4,006	3,465	3,038	3,621	(9%)	19%	7,154	6,659	(7%)
Benefits, losses and loss adjustment expenses—returns credited on international variable annuities [1]	(597)	(1,889)	324	2,864	(1,686)	(182%)	NM	206	1,178	NM
Amortization of deferred policy acquisition costs and present value of future profits	592	1,005	397	321	554	(6%)	73%	1,042	875	(16%)
Insurance operating costs and other expenses	1,452	1,273	1,206	1,303	1,261	(13%)	(3%)	2,806	2,564	(9%)
Loss on extinguishment of debt	—	—	—	—	910	—	—	—	910	—
Interest expense	128	128	124	124	115	(10%)	(7%)	256	239	(7%)
Goodwill impairment	—	—	30	—	—	—	—	—	—	—
Restructuring and other costs	—	14	11	9	48	—	NM	—	57	—

Total benefits and expenses	5,551	4,537	5,557	7,659	4,823	(13%)	(37%)	11,464	12,482	9%

Income (loss) from continuing operations before income taxes	(150)	(17)	81	2	(249)	(66%)	NM	237	(247)	NM

Income tax expense (benefit)	(263)	(74)	(36)	(95)	(149)	43%	(57%)	(215)	(244)	(13%)

Income (loss) from continuing operations, net of tax	113	57	117	97	(100)	NM	NM	452	(3)	NM

Income (loss) from discontinued operations, net of tax	(80)	3	1	(1)	(1)	99%	—	82	(2)	NM

Net income (loss)	33	60	118	96	(101)	NM	NM	534	(5)	NM

Less: Income (loss) from discontinued operations, net of tax	(80)	3	1	(1)	(1)	99%	—	82	(2)	NM
Less: Loss on extinguishment of debt, net of tax	—	—	—	—	(587)	—	—	—	(587)	—
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	99	7	(222)	(515)	368	NM	NM	(136)	(147)	(8%)

Core earnings	$14	$50	$339	$612	$119	NM	(81%)	$588	$731	24%

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATING BALANCE SHEETS

AS OF DECEMBER 31, 2011 AND JUNE 30, 2012

	LIFE [1]			PROPERTY & CASUALTY [1]			CORPORATE [1]			CONSOLIDATED
	Dec. 31, 2011	Jun. 30, 2012	Change	Dec. 31, 2011	Jun. 30, 2012	Change	Dec. 31, 2011	Jun. 30, 2012	Change	Dec. 31, 2011	Jun. 30, 2012	Change
Investments												—
Fixed maturities, available-for-sale, at fair value	$55,633	$58,891	6%	$26,023	$26,222	1%	$153	$114	(25%)	$81,809	$85,227	4%
Fixed maturities, at fair value using the fair value option	1,317	1,154	(12%)	11	11	—	—	—	—	1,328	1,165	(12%)
Equity securities, trading, at fair value	30,499	29,215	(4%)	—	—	—	—	—	—	30,499	29,215	(4%)
Equity securities, available-for-sale, at fair value	515	446	(13%)	302	295	(2%)	104	110	6%	921	851	(8%)
Mortgage loans	4,979	5,817	17%	749	1,058	41%	—	—	—	5,728	6,875	20%
Policy loans, at outstanding balance	2,001	1,956	(2%)	—	—	—	—	—	—	2,001	1,956	(2%)
Limited partnerships and other alternative investments	1,318	1,543	17%	1,214	1,401	15%	—	—	—	2,532	2,944	16%
Other investments	2,244	1,365	(39%)	121	157	30%	29	26	(10%)	2,394	1,548	(35%)
Short-term investments	5,641	3,549	(37%)	658	466	(29%)	1,437	1,139	(21%)	7,736	5,154	(33%)

Total investments	104,147	103,936	—	29,078	29,610	2%	1,723	1,389	(19%)	134,948	134,935	—
Cash	2,377	2,163	(9%)	203	175	(14%)	1	—	(100%)	2,581	2,338	(9%)
Premiums receivable and agents’ balances	344	331	(4%)	3,102	3,206	3%	—	—	—	3,446	3,537	3%
Reinsurance recoverables	2,022	2,193	8%	2,746	2,750	—	—	—	—	4,768	4,943	4%
Deferred policy acquisition costs and present value of future profits	6,000	5,770	(4%)	556	566	2%	—	—	—	6,556	6,336	(3%)
Deferred income taxes	174	(165)	NM	800	528	(34%)	1,157	1,445	25%	2,131	1,808	(15%)
Goodwill	470	470	—	119	119	—	417	417	—	1,006	1,006	—
Property and equipment, net	388	369	(5%)	632	623	(1%)	9	9	—	1,029	1,001	(3%)
Other assets	1,070	2,112	97%	1,205	1,216	1%	(1)	83	NM	2,274	3,411	50%
Separate account assets	143,870	144,662	1%	—	—	—	—	—	—	143,870	144,662	1%

Total assets	$260,862	$261,841	—	$38,441	$38,793	1%	$3,306	$3,343	1%	$302,609	$303,977	—

Future policy benefits, unpaid losses and loss adjustment expenses	19,466	19,445	—	21,550	21,535	—	—	—	—	$41,016	$40,980	—
Other policyholder funds and benefits payable	45,612	44,014	(4%)	—	—	—	—	—	—	45,612	44,014	(4%)
Other policyholder funds and benefits payable— International variable annuities	30,461	29,174	(4%)	—	—	—	—	—	—	30,461	29,174	(4%)
Unearned premiums	182	173	(5%)	5,041	5,106	1%	(1)	(1)	—	5,222	5,278	1%
Debt	—	—	—	—	—	—	6,216	7,125	15%	6,216	7,125	15%
Consumer notes	314	254	(19%)	—	—	—	—	—	—	314	254	(19%)
Other liabilities	5,152	7,373	43%	1,831	1,656	(10%)	1,429	1,500	5%	8,412	10,529	25%
Separate account liabilities	143,870	144,662	1%	—	—	—	—	—	—	143,870	144,662	1%

Total liabilities	245,057	245,095	—	28,422	28,297	—	7,644	8,624	13%	281,123	282,016	—

Common equity, excluding AOCI	13,943	14,326	3%	9,393	9,418	—	(3,657)	(4,595)	(26%)	19,679	19,149	(3%)
Preferred stock	—	—	—	—	—	—	556	556	—	556	556	—
AOCI, net of tax	1,862	2,420	30%	626	1,078	72%	(1,237)	(1,242)	—	1,251	2,256	80%

Total stockholders’ equity	15,805	16,746	6%	10,019	10,496	5%	(4,338)	(5,281)	(22%)	21,486	21,961	2%
Total liabilities and equity	$260,862	$261,841	—	$38,441	$38,793	1%	$3,306	$3,343	1%	$302,609	$303,977	—

[1]	Please refer to the basis of presentation on page i for a description of Life, Property & Casualty and Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CAPITAL STRUCTURE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month
	2011	2011	2011	2012	2012	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$400	$400	$—	$—	$—	(100%)	—
Senior notes	4,480	4,480	4,481	4,481	6,025	34%	34%
Junior subordinated debentures	1,734	1,737	1,735	1,739	1,100	(37%)	(37%)

Total debt [1][2]	$6,614	$6,617	$6,216	$6,220	$7,125	8%	15%

STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI, net of tax	$19,627	$19,651	$19,679	$19,390	$19,149	(2%)	(1%)
Preferred stock	556	556	556	556	556	—	—
AOCI, net of tax	(25)	1,155	1,251	1,328	2,256	NM	70%

Total stockholders’ equity	$20,158	$21,362	$21,486	$21,274	$21,961	9%	3%

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$26,772	$27,979	$27,702	$27,494	$29,086	9%	6%

Total capitalization, excluding AOCI, net of tax	$26,797	$26,824	$26,451	$26,166	$26,830	—	3%

DEBT TO CAPITALIZATION RATIOS [2]
Total debt to capitalization, including AOCI	24.7%	23.6%	22.4%	22.6%	24.5%	(0.2)	1.9

Total debt to capitalization, excluding AOCI	24.7%	24.7%	23.5%	23.8%	26.6%	1.9	2.8

Total rating agency adjusted debt to capitalization [3] [4]	28.6%	27.4%	26.5%	26.5%	27.3%	(1.3)	0.8

[1]	On April 5, 2012, the Company issued $1.55 billion aggregate principal amount of senior notes and $600 million of junior subordinated debentures. The Company used the proceeds from these debt issuances to repurchase all of the outstanding 10% fixed to floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz SE for $2.125 billion. For additional information on the debt issuance, see Note 14 of the Company's June 30, 2012 10Q.
[2]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $368, $349, $314,$310 and $254 as of June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.
[3]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company's rental expense on operating leases for total adjustments of $1.5 billion, $1.5 billion, $1.6 billion,$1.5 billion and $1.5 billion for the three months ended June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.
[4]	Reflects 25% equity credit for the junior subordinated debentures and the discount value of the debentures issued in October 2008. Reflects 100% equity credit for the MCP stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	June 30, 2012	December 31, 2011
P&C U.S. Statutory Net Income [1] [2]	$528	$514

Life U.S. Statutory Net Income (Loss) [1] [2] [3]	$622	$(1,272)

P&C U.S. Statutory Capital and Surplus [1]	$7,732	$7,412

GAAP Adjustments
Deferred policy acquisition costs	566	556
Benefit reserves	(55)	(59)
GAAP unrealized losses on investments, net of tax	1,021	641
Goodwill	119	119
Non-admitted assets	900	1,081
Other, net	213	269

P&C GAAP Stockholders’ Equity	$10,496	$10,019

Life U.S. Statutory Capital and Surplus [1]	$7,666	$7,388

GAAP Adjustments
Investment in subsidiaries	3,696	3,748
Deferred policy acquisition costs	5,769	6,000
Deferred taxes	(2,074)	(1,542)
Benefit reserves	(2,741)	(2,991)
Unrealized losses on investments, net of impairments	3,294	2,472
Asset valuation reserve and interest maintenance reserve	987	816
Goodwill	470	470
Other, net	(321)	(556)

Life GAAP Stockholders’ Equity	$16,746	$15,805

[1]	Please refer to the basis of presentation on page i for a description of Life and Property & Casualty.

[2]	The net income (loss) shown above includes the six months ended June 30, 2012 and the year ended December 31, 2011, respectively.

[3]	Net income (loss) does not include hedging activity recorded directly to surplus.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED					Year Over Year	Sequential 3 Month Change
	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	3 Month Change
Fixed maturities net unrealized gain	$324	$1,313	$1,599	$1,793	$2,507	NM	40%
Equities net unrealized gain (loss)	7	(68)	(88)	(41)	(8)	NM	80%
Other-than-temporary impairment losses recognized in AOCI	(107)	(97)	(99)	(107)	(94)	12%	12%
Net deferred gain on cash-flow hedging instruments	388	542	516	463	544	40%	17%

Total net unrealized gain	612	1,690	1,928	2,108	2,949	NM	40%
Foreign currency translation adjustments	493	571	574	438	494	—	13%
Pension and other postretirement adjustment	(1,130)	(1,106)	(1,251)	(1,218)	(1,187)	(5%)	3%

Total accumulated other comprehensive income (loss)	$(25)	$1,155	$1,251	$1,328	$2,256	NM	70%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2011	2011	2011	2012	2012	2011	2012
Numerator:
Net income (loss)	$33	$60	$118	$96	$(101)	$534	$(5)
Less: MCP dividends	11	10	11	10	11	21	21

Net income (loss) available to common shareholders	22	50	107	86	(112)	513	(26)
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	—	21	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	22	50	107	86	(112)	534	(26)

Net income (loss) available to common shareholders	22	50	107	86	(112)	513	(26)
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	99	7	(222)	(515)	368	(136)	(147)
Less: Loss on extinguishment of debt, net of tax	—	—	—	—	(587)	—	(587)
Less: Income (loss) from discontinued operations	(80)	3	1	(1)	(1)	82	(2)

Core earnings available to common shareholders	3	40	328	602	108	567	710
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	11	10	—	21	21

Core earnings available to common shareholders and assumed conversion of preferred shares	$3	$40	$339	$612	$108	$588	$731

Denominator:
Weighted average common shares outstanding (basic)	445.1	445.3	445.1	440.7	438.2	444.9	439.4
Dilutive effect of stock compensation	1.0	0.7	0.7	1.9	1.5	1.4	1.8
Dilutive effect of CPP Warrants [2]	32.9	27.4	23.1	26.4	25.1	33.4	25.7
Dilutive effect of Allianz warrants [3]	3.4	—	—	—	—	5.2	—

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	482.4	473.4	468.9	469.0	464.8	484.9	466.9
Dilutive effect of assumed conversion of MCP [4]	—	—	20.7	20.9	—	20.7	21.0

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	482.4	473.4	489.6	489.9	464.8	505.6	487.9

Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$0.05	$0.11	$0.24	$0.20	$(0.26)	$1.15	$(0.06)
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	0.22	0.02	(0.50)	(1.17)	0.84	(0.30)	(0.33)
Less: Loss on extinguishment of debt, net of tax	—	—	—	—	(1.34)	—	(1.34)
Less: Income (loss) from discontinued operations	(0.18)	—	—	—	(0.01)	0.18	(0.01)

Core earnings available to common shareholders	$0.01	$0.09	$0.74	$1.37	$0.25	$1.27	$1.62

Diluted earnings per common share [5]
Net income (loss) available to common shareholders	$0.05	$0.11	$0.23	$0.18	$(0.26)	$1.06	$(0.06)
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	—	—	—	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	$0.05	$0.11	$0.23	$0.18	$(0.26)	$1.06	$(0.06)

Net income (loss) available to common shareholders	$0.05	$0.11	$0.23	$0.18	$(0.26)	$1.06	$(0.06)
Add: Difference arising from shares used for the denominator between net loss and core earnings	—	—	—	—	0.01	—	0.01
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	0.20	0.02	(0.47)	(1.10)	0.79	(0.28)	(0.30)
Less: Loss on extinguishment of debt, net of tax	—	—	—	—	(1.26)	—	(1.26)
Less: Income (loss) from discontinued operations	(0.16)	0.01	—	—	(0.01)	0.17	(0.01)

Core earnings available to common shareholders	0.01	0.08	0.70	1.28	0.23	1.17	1.52
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	(0.01)	(0.03)	—	(0.01)	(0.02)

Core earnings available to common shareholders and assumed conversion of preferred shares	0.01	0.08	0.69	1.25	0.23	1.16	1.50

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.
[2]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79. The declaration of a quarterly common stock dividend of $0.10 during the third quarter of 2011 triggered a provision in The Hartford’s Warrant Agreement with The Bank of New York Mellon resulting in an adjustment to the warrant exercise price to $9.649 from $9.676.
[3]	The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23. On March 30, 2012, The Hartford repurchased 69.4 million warrants for $300 million as part of the company's existing $500 million equity repurchase program.
[4]	The Hartford issued $575 of mandatory convertible preferred stock which, at June 30, 2011, September 30, 2011, and June 30, 2012 would have been convertible into 20.7 million, 20.8, and 21.0 million weighted average shares of common stock, respectively. However, the impact of applying the "if-converted" method to these shares was anti-dilutive and, therefore, the shares were not included in core earnings available to common shareholders and assumed conversion of preferred shares. Additionally at December 31, 2011 and March 31, 2012, the shares were not included in net income available to common shareholders and assumed conversion of preferred shares. At December 31, 2011 and March 31, 2012, the mandatory convertible preferred stock would have been convertible into 20.7 million and 20.9 million weighted average shares of common stock, respectively.
[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$174	$52	$69	$112	$56	(68%)	(50%)	$126	$168	33%
Net impairment losses	(14)	(34)	(34)	(16)	(60)	NM	NM	(44)	(76)	(73%)
Japanese fixed annuity contract hedges, net	4	5	4	(13)	1	(75%)	NM	(7)	(12)	(71%)
Results of variable annuity hedge program
U.S. GMWB derivatives, net	(19)	(167)	(74)	78	(55)	(189%)	NM	3	23	NM
U.S. macro hedge	(11)	24	(29)	(76)	(1)	91%	99%	(39)	(77)	(97%)

Total U.S. Program	(30)	(143)	(103)	2	(56)	(87%)	NM	(36)	(54)	(50%)
International program	67	621	(98)	(760)	508	NM	NM	(85)	(252)	(196%)

Total results of variable annuity hedge program	37	478	(201)	(758)	452	NM	NM	(121)	(306)	(153%)
Other net gain (loss) [1]	(52)	(228)	(17)	137	(56)	(8%)	NM	(41)	81	NM

Total net realized capital gains (losses), after-tax and DAC, excluding unlock	$149	$273	$(179)	$(538)	$393	164%	NM	$(87)	$(145)	(67%)

DAC unlock impacts on net realized gains (losses)	(49)	(262)	(40)	22	(19)	61%	NM	(48)	3	NM

Total net realized captial gains (losses), after-tax and DAC	100	11	(219)	(516)	374	NM	NM	(135)	(142)	(5%)

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC

Total net realized capital gains (losses)	$100	$11	$(219)	$(516)	$374	NM	NM	$(135)	$(142)	(5%)
Less: total net realized capital gains (losses) included in core earnings (losses)	1	4	3	(1)	6	NM	NM	1	5	NM

Total net realized capital gains (losses), after tax and DAC, excluded from core earnings (losses)	$99	$7	$(222)	$(515)	$368	NM	NM	$(136)	$(147)	(8%)

[1]	Other net gain (loss) primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012
Numerator [1]:
Net income available to common shareholders - last 12 months	$1,774	$1,208	$712	$307	$173
Core earnings available to common shareholders - last 12 months	$1,802	$1,173	$977	$1,015	$1,120

Denominator [2]:
Average common stockholders’ equity, including AOCI	18,079.0	20,387.0	20,120.0	20,360.5	21,059.5
Less: Average AOCI	(720.6)	708.2	130.5	295.0	1,115.5

Average common stockholders' equity, excluding AOCI	18,799.6	19,678.8	19,989.5	20,065.5	19,944.0

ROE (net income last 12 months to common stockholders’ equity, including AOCI) [3]	9.8%	5.9%	3.5%	1.5%	0.8%
ROE (core earnings last 12 months to common stockholders’ equity, excluding AOCI) [3]	9.6%	6.0%	4.9%	5.1%	5.6%

[1]	For a reconciliation of net income to core earnings, see page 8.
[2]	Average equity is calculated by taking the sum of common stockholders' equity at the beginning of the twelve month period and common stockholders' equity at the end of the twelve month period and dividing by 2.
[3]	When calculating return-on-equity, the MCP preferred stock is included in average common stockholders' equity and MCP preferred dividends are added back to net income available to common shareholders and core earnings available to common shareholders.

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Earned premiums	$2,579	$2,553	$2,554	$2,514	$2,502	(3%)	—	$5,105	$5,016	(2%)
Fee income	14	16	16	15	16	14%	7%	30	31	3%
Net investment income	345	319	311	334	346	—	4%	691	680	(2%)
Other revenues	26	28	20	22	26	—	18%	49	48	(2%)
Net realized capital gains (losses)	23	(45)	6	63	(16)	NM	NM	(14)	47	NM

Total revenues	2,987	2,871	2,907	2,948	2,874	(4%)	(3%)	5,861	5,822	(1%)

Losses and loss adjustment expenses	1,997	1,983	2,080	1,886	1,847	(8%)	(2%)	3,827	3,733	(2%)
Amortization of deferred policy acquisition costs	239	238	238	239	239	—	—	476	478	—
Insurance operating costs and other expenses	580	567	522	549	541	(7%)	(1%)	1,172	1,090	(7%)
Goodwill impairment	—	—	30	—	—	—	—	—	—	—
Restructuring and other costs	—	—	—	—	4	—	—	—	4	—

Total benefits and expenses	2,816	2,788	2,870	2,674	2,631	(7%)	(2%)	5,475	5,305	(3%)

Income from continuing operations before income taxes	171	83	37	274	243	42%	(11%)	386	517	34%
Income tax expense (benefit) [1]	9	3	(15)	66	58	NM	(12%)	50	124	148%

Income from continuing operations, net of tax	162	80	52	208	185	14%	(11%)	336	393	17%

Income (loss) from discontinued operations, net of tax	(3)	(2)	(5)	(1)	(1)	67%	—	157	(2)	NM

Net income	159	78	47	207	184	16%	(11%)	493	391	(21%)

Less: Income (loss) from discontinued operations, net of tax	(3)	(2)	(5)	(1)	(1)	67%	—	157	(2)	NM
Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1]	36	(27)	6	41	(9)	NM	NM	14	32	129%

Core earnings	$126	$107	$46	$167	$194	54%	16%	$322	$361	12%

[1]	The three months ended June 30, 2011 includes a benefit of $21, related to the release of a tax valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
UNDERWRITING RESULTS
Written premiums	1,498	1,551	1,482	1,687	1,516	1%	(10%)	3,143	3,203	2%
Change in unearned premium reserve	(19)	(2)	(77)	130	(36)	(89%)	NM	128	94	(27%)

Earned premiums	1,517	1,553	1,559	1,557	1,552	2%	—	3,015	3,109	3%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	950	1,085	1,142	1,027	995	5%	(3%)	1,912	2,022	6%
Current accident year catastrophes	166	93	15	32	74	(55%)	131%	212	106	(50%)
Prior accident years [2] [3]	31	(9)	109	20	19	(39%)	(5%)	25	39	56%

Total losses and loss adjustment expenses	1,147	1,169	1,266	1,079	1,088	(5%)	1%	2,149	2,167	1%

Underwriting expenses [4]	460	453	429	476	466	1%	(2%)	922	942	2%
Dividends to policyholders [5]	4	5	5	(2)	5	25%	NM	8	3	(63%)

Underwriting results	(94)	(74)	(141)	4	(7)	93%	NM	(64)	(3)	95%

Net investment income	239	217	212	235	239	—	2%	481	474	(1%)
Periodic net coupon settlements on credit derivatives, before-tax	(1)	(2)	—	—	—	100%	—	(3)	—	100%
Other expenses	(34)	(35)	(29)	(26)	(14)	59%	46%	(74)	(40)	46%
Goodwill impairment	—	—	(30)	—	—	—	—	—	—	—
Restructuring and other costs	—	—	—	—	(4)	—	—	—	(4)	—
Income tax (expense) benefit	(14)	(19)	17	(51)	(54)	NM	(6%)	(67)	(105)	(57%)

Core earnings	96	87	29	162	160	67%	(1%)	273	322	18%

Add: Net realized capital gains (losses), after-tax	25	(32)	8	28	(10)	NM	NM	11	18	64%

Income from continuing operations, net of tax	121	55	37	190	150	24%	(21%)	284	340	20%

Add: Income (loss) from discontinued operations, net of tax	(3)	(2)	(5)	(1)	(1)	67%	—	157	(2)	NM

Net income	$118	$53	$32	$189	$149	26%	(21%)	$441	$338	(23%)

[1]	The three months ended September 30, 2011 included current accident year reserve strengthening of $47 predominantly related to workers compensation business. The three months ended December 31, 2011 included current accident year reserve strengthening of $87 predominantly related to workers compensation business.
[2]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2011	2011	2011	2012	2012	2011	2012
Auto liability	—	(4)	1	12	19	(1)	31
Workers’ compensation	4	7	161	8	43	3	51
Package business	3	(42)	(30)	(16)	(16)	(4)	(32)
General liability	6	(8)	(44)	(16)	(24)	12	(40)
Professional liability	2	29	7	9	9	(7)	18
Discount accretion on workers’ compensation	10	15	6	29	8	17	37
Catastrophes	10	2	5	3	(39)	5	(36)
Other reserve re-estimates, net	(4)	(8)	3	(9)	19	—	10

Total prior accident years development	31	(9)	109	20	19	25	39

[3]	The three months ended June 30, 2012 includes one time reserve releases on certain prior year catastrophes primarily related to 2001 World Trade Center workers’ compensation claims.
[4]	The three months ended December 31, 2011 included taxes, licenses and fees reserve releases of $12.
[5]	The three months ended March 31, 2012 included a decrease in prior year dividends of $8.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
UNDERWRITING RESULTS	$(94)	$(74)	$(141)	$4	$(7)	93%	NM	$(64)	$(3)	95%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	62.6	69.9	73.3	66.0	64.1	(1.5)	1.9	63.4	65.0	(1.6)
Current accident year catastrophes	11.0	6.0	1.0	2.1	4.8	6.2	(2.7)	7.0	3.4	3.6
Prior accident years [2]	2.1	(0.6)	7.0	1.3	1.2	0.9	0.1	0.8	1.3	(0.5)

Total losses and loss adjustment expenses	75.6	75.3	81.2	69.3	70.1	5.5	(0.8)	71.3	69.7	1.6

Expenses	30.3	29.2	27.5	30.6	30.0	0.3	0.6	30.6	30.3	0.3
Policyholder dividends	0.3	0.3	0.3	(0.1)	0.3	—	(0.4)	0.3	0.1	0.2

Combined ratio	106.2	104.8	109.0	99.7	100.5	5.7	(0.8)	102.1	100.1	2.0

Catastrophes
Current year	11.0	6.0	1.0	2.1	4.8	6.2	(2.7)	7.0	3.4	3.6
Prior year	0.7	0.1	0.3	0.2	(2.5)	3.2	2.7	0.2	(1.2)	1.4

Catastrophe ratio	11.6	6.1	1.3	2.2	2.3	9.3	(0.1)	7.2	2.3	4.9

Combined ratio before catastrophes	94.5	98.6	107.8	97.5	98.2	(3.7)	(0.7)	94.9	97.8	(2.9)

Combined ratio before catastrophes and prior year development	93.1	99.4	101.1	96.4	94.5	(1.4)	1.9	94.2	95.4	(1.2)

[1]	The three months ended September 30, 2011 included current accident year reserve strengthening of 3.0 points, predominantly related to workers’ compensation business. The three months ended December 31, 2011 included current accident year reserve strengthening of 5.6 points, predominantly related to workers’ compensation business.
[2]	Refer to footnote 2 on page 12 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
WRITTEN PREMIUMS [1]

Small Commercial	$725	$719	$688	$815	$769	6%	(6%)	$1,480	$1,584	7%
Middle Market	$537	$572	$569	$581	$512	(5%)	(12%)	$1,139	$1,093	(4%)

EARNED PREMIUMS [1]

Small Commercial	$692	$715	$719	$726	$738	7%	2%	$1,371	$1,464	7%
Middle Market	$576	$587	$584	$577	$562	(3%)	(3%)	$1,150	$1,139	(1%)

SMALL COMMERCIAL
Combined ratio	104.1	96.2	101.1	97.3	94.8	9.3	2.5	97.7	96.1	1.6
Combined ratio before catastrophes	85.1	89.8	99.5	93.1	88.7	(3.6)	4.4	86.1	90.9	(4.8)
Combined ratio before catastrophes and prior year development	84.4	92.5	92.9	91.8	87.1	(2.7)	4.7	86.0	89.4	(3.4)

MIDDLE MARKET

Combined ratio	105.8	109.4	121.0	98.8	104.1	1.7	(5.3)	104.9	101.4	3.5
Combined ratio before catastrophes	99.2	101.3	119.2	97.6	102.5	(3.3)	(4.9)	100.4	100.0	0.4
Combined ratio before catastrophes and prior year development	98.2	103.7	108.9	99.2	98.4	(0.2)	0.8	99.5	98.8	0.7

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases

Small Commercial and Middle Market	3%	4%	5%	7%	7%	4%	—	3%	7%	4%

Policy Count Retention
Small Commercial	83%	82%	83%	84%	82%	(1%)	(2%)	83%	83%	—
Middle Market	79%	77%	77%	79%	73%	(6%)	(6%)	79%	76%	(3%)

New Business Premium $
Small Commercial	$146	$135	$119	$145	$135	(8%)	(7%)	$289	$280	(3%)
Middle Market	$107	$105	$86	$91	$78	(27%)	(14%)	$232	$169	(27%)

Policies in force
Small Commercial	1,165,123	1,172,591	1,170,947	1,179,995	1,188,147	2%	1%
Middle Market	85,809	84,421	82,695	81,159	78,676	(8%)	(3%)

[1]	The difference between the written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

GROUP BENEFITS

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Earned premiums	$1,062	$1,000	$995	$957	$950	(11%)	(1%)	$2,090	$1,907	(9%)
Fee income	14	16	16	15	16	14%	7%	30	31	3%
Net investment income	106	102	99	99	107	1%	8%	210	206	(2%)
Net realized capital gains (losses)	10	6	(5)	20	—	(100%)	(100%)	(4)	20	NM

Total revenues	1,192	1,124	1,105	1,091	1,073	(10%)	(2%)	2,326	2,164	(7%)

Benefits, losses and loss adjustment expenses	850	814	814	807	759	(11%)	(6%)	1,678	1,566	(7%)
Amortization of deferred policy acquisition costs	9	9	8	8	8	(11%)	—	18	16	(11%)
Insurance operating costs and other expenses [1]	286	274	270	258	261	(9%)	1%	577	519	(10%)

Total benefits and expenses	1,145	1,097	1,092	1,073	1,028	(10%)	(4%)	2,273	2,101	(8%)

Income from continuing operations before income taxes	47	27	13	18	45	(4%)	150%	53	63	19%

Income tax expense (benefit)	6	2	(2)	—	10	67%	—	1	10	NM

Net income	41	25	15	18	35	(15%)	94%	52	53	2%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings	11	5	(2)	13	1	(91%)	(92%)	3	14	NM

Core earnings	$30	$20	$17	$5	$34	13%	NM	$49	$39	(20%)

Earnings margin (After-tax)
Net income	3.6%	2.2%	1.4%	1.7%	3.3%	(0.3)	1.6	2.3%	2.5%	0.2
Core earnings	2.6%	1.8%	1.5%	0.5%	3.2%	0.6	2.7	2.1%	1.8%	(0.3)

[1]	The six months ended June 30, 2011 includes a one-time payment to a third-party administrator of $8, before-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

GROUP BENEFITS

SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$452	$452	$452	$428	$423	(6%)	(1%)	$914	$851	(7%)
Group life	512	501	495	476	478	(7%)	—	1,028	954	(7%)
Other	49	47	48	50	49	—	(2%)	99	99	—

Total fully insured — ongoing premiums	$1,013	$1,000	$995	$954	$950	(6%)	—	$2,041	$1,904	(7%)

Total buyouts [1]	49	—	—	3	—	(100%)	(100%)	49	3	(94%)

Total premiums	1,062	1,000	995	957	950	(11%)	(1%)	2,090	1,907	(9%)
Group disability — premium equivalents [2]	107	109	111	110	111	4%	1%	212	221	4%

Total premiums and premium equivalent	$1,169	$1,109	$1,106	$1,067	$1,061	(9%)	(1%)	$2,302	$2,128	(8%)

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$41	$36	$33	$86	$27	(34%)	(69%)	$150	$113	(25%)
Group life	48	53	40	135	37	(23%)	(73%)	176	172	(2%)
Other	3	2	5	7	2	(33%)	(71%)	10	9	(10%)

Total fully insured — ongoing sales	92	91	78	228	66	(28%)	(71%)	336	294	(13%)

Total buyouts [1]	49	(1)	—	2	1	(98%)	(50%)	49	3	(94%)

Total sales	141	90	78	230	67	(52%)	(71%)	385	297	(23%)
Group disability premium equivalents [2]	22	23	14	31	3	(86%)	(90%)	69	34	(51%)

Total sales and premium equivalents	$163	$113	$92	$261	$70	(57%)	(73%)	$454	$331	(27%)

RATIOS [3]
Loss ratio	78.0%	80.1%	80.5%	83.0%	78.6%	0.6	(4.4)	78.7%	80.8%	2.1
Expense ratio [4]	28.7%	27.9%	27.5%	27.5%	27.8%	(0.9)	0.3	28.7%	27.6%	(1.1)

GAAP RESERVES [5]
Group disability	$5,225	$5,259	$5,307	$5,342	$5,348	2%	—
Group life	1,210	1,206	1,202	1,174	1,159	(4%)	(1%)
Other	75	75	77	75	73	(3%)	(3%)

Total GAAP reserves	$6,510	$6,540	$6,586	$6,591	$6,580	1%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.
[2]	ASO fees and claims under claim management agreements.
[3]	Ratios calculated excluding the effects of buyout premiums.
[4]	The six months ended June 30, 2011 includes a one-time payment to a third-party administrator totaling 0.3 points.
[5]	Reserve balances for the three months ended June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012 are net of reinsurance recoverables of $219, $225, $233, $239, and $244, respectively.

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Earned premiums	$939	$930	$922	$909	$904	(4%)	(1%)	$1,895	$1,813	(4%)
Net investment income	49	46	42	43	41	(16%)	(5%)	99	84	(15%)
Other revenues	36	35	45	37	35	(3%)	(5%)	76	72	(5%)
Net realized capital gains (losses)	2	(10)	1	7	(2)	NM	NM	(2)	5	NM

Total revenues	1,026	1,001	1,010	996	978	(5%)	(2%)	2,068	1,974	(5%)

Losses and loss adjustment expenses	904	767	616	558	788	(13%)	41%	1,503	1,346	(10%)
Amortization of deferred policy acquisition costs	85	84	83	83	84	(1%)	1%	170	167	(2%)
Insurance operating costs and other expenses [1]	311	180	183	196	187	(40%)	(5%)	508	383	(25%)
Restructuring and other costs	—	—	—	—	1	—	—	—	1	—

Total benefits and expenses	1,300	1,031	882	837	1,060	(18%)	27%	2,181	1,897	(13%)

Income (loss) before income taxes	(274)	(30)	128	159	(82)	70%	NM	(113)	77	NM

Income tax expense (benefit)	(102)	(14)	41	51	(32)	69%	NM	(49)	19	NM

Net income (loss)	(172)	(16)	87	108	(50)	71%	NM	(64)	58	NM

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses)	5	(6)	2	6	(2)	NM	NM	2	4	100%

Core earnings (losses)	$(177)	$(10)	$85	$102	$(48)	73%	NM	$(66)	$54	NM

[1]	The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
UNDERWRITING RESULTS
Written premiums	$969	$964	$858	$861	$950	(2%)	10%	$1,853	$1,811	(2%)
Change in unearned premium reserve	30	34	(64)	(48)	46	53%	NM	(42)	(2)	95%

Earned premiums	939	930	922	909	904	(4%)	(1%)	1,895	1,813	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes	623	663	634	574	595	(4%)	4%	1,239	1,169	(6%)
Current accident year catastrophes	281	113	(1)	39	216	(23%)	NM	313	255	(19%)
Prior accident years [1]	—	(9)	(17)	(55)	(23)	—	58%	(49)	(78)	(59%)

Total losses and loss adjustment expenses	904	767	616	558	788	(13%)	41%	1,503	1,346	(10%)

Underwriting expenses	232	225	218	233	230	(1%)	(1%)	466	463	(1%)

Underwriting results	(197)	(62)	88	118	(114)	42%	NM	(74)	4	NM

Net investment income	49	46	42	43	41	(16%)	(5%)	99	84	(15%)
Periodic net coupon settlements on credit derivatives, before-tax	(1)	—	(1)	(1)	—	100%	100%	(1)	(1)	—
Other expenses [2]	(128)	(4)	(3)	(9)	(5)	96%	44%	(136)	(14)	90%
Restructuring and other costs	—	—	—	—	(1)	—	—	—	(1)	—
Income tax (expense) benefit	100	10	(41)	(49)	31	(69%)	NM	46	(18)	NM

Core earnings (losses)	(177)	(10)	85	102	(48)	73%	NM	(66)	54	NM

Add: Net realized capital gains (losses), after-tax	5	(6)	2	6	(2)	NM	NM	2	4	100%

Net income (loss)	$(172)	$(16)	$87	$108	$(50)	71%	NM	$(64)	$58	NM

[1]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2011	2011	2011	2012	2012	2011	2012
Auto liability	$(9)	$(19)	$(10)	$(30)	$(11)	$(64)	$(41)
Homeowners	1	14	(2)	(5)	(1)	(13)	(6)
Catastrophes	9	—	(3)	(14)	(9)	28	(23)
Other reserve re-estimates, net	(1)	(4)	(2)	(6)	(2)	—	(8)

Total prior accident years development	$—	$(9)	$(17)	$(55)	$(23)	$(49)	$(78)

[2]	The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
UNDERWRITING RESULTS	$(197)	$(62)	$88	$118	$(114)	42%	NM	(74)	4	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	66.5	71.3	68.8	63.1	65.8	0.7	(2.7)	65.4	64.5	0.9
Current accident year catastrophes	29.9	12.2	(0.1)	4.3	23.9	6.0	(19.6)	16.5	14.1	2.4
Prior accident years [1]	(0.0)	(1.0)	(1.8)	(6.1)	(2.5)	2.5	(3.6)	(2.6)	(4.3)	1.7

Total losses and loss adjustment expenses	96.4	82.5	66.8	61.4	87.2	9.2	(25.8)	79.4	74.2	5.2

Expenses	24.7	24.2	23.6	25.6	25.4	(0.7)	0.2	24.7	25.5	(0.8)

Combined ratio	121.1	106.7	90.5	87.0	112.6	8.5	(25.6)	104.1	99.8	4.3

Catastrophes
Current year	29.9	12.2	(0.1)	4.3	23.9	6.0	(19.6)	16.5	14.1	2.4
Prior year	1.0	—	(0.3)	(1.5)	(1.0)	2.0	(0.5)	1.5	(1.3)	2.8

Catastrophe ratio	30.8	12.2	(0.4)	2.8	22.9	7.9	(20.1)	18.0	12.8	5.2

Combined ratio before catastrophes	90.2	94.5	90.9	84.3	89.7	0.5	(5.4)	86.0	87.0	(1.0)
Combined ratio before catastrophes and prior year development	91.2	95.5	92.4	88.8	91.3	(0.1)	(2.5)	90.1	90.0	0.1

PRODUCT
Automobile	98.0	99.4	99.0	88.4	98.8	(0.8)	(10.4)	91.5	93.6	(2.1)
Homeowners	175.0	124.1	72.5	83.8	144.1	30.9	(60.3)	133.1	113.9	19.2

Total	121.1	106.7	90.5	87.0	112.6	8.5	(25.6)	104.1	99.8	4.3

[1]	Refer to footnote 1 on page 18 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP Direct	$724	$717	$630	$633	$710	(2%)	12%	$1,371	$1,343	(2%)
AARP Agency	17	19	22	27	32	88%	19%	31	59	90%
Other Agency	216	213	194	186	194	(10%)	4%	426	380	(11%)
Other	12	15	12	15	14	17%	(7%)	25	29	16%

Total	$969	$964	$858	$861	$950	(2%)	10%	$1,853	$1,811	(2%)

EARNED PREMIUMS [1]

AARP Direct	$694	$687	$685	$676	$671	(3%)	(1%)	$1,392	$1,347	(3%)
AARP Agency	12	14	16	19	23	92%	21%	22	42	91%
Other Agency	222	215	208	201	195	(12%)	(3%)	455	396	(13%)
Other	11	14	13	13	15	36%	15%	26	28	8%

Total	$939	$930	$922	$909	$904	(4%)	(1%)	$1,895	$1,813	(4%)

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$665	$657	$599	$620	$649	(2%)	5%	$1,306	$1,269	(3%)
Homeowners	304	307	259	241	301	(1%)	25%	547	542	(1%)

Total	$969	$964	$858	$861	$950	(2%)	10%	$1,853	$1,811	(2%)

EARNED PREMIUMS [1]

Automobile	$657	$649	$641	$632	$630	(4%)	—	$1,329	$1,262	(5%)
Homeowners	282	281	281	277	274	(3%)	(1%)	566	551	(3%)

Total	$939	$930	$922	$909	$904	(4%)	(1%)	$1,895	$1,813	(4%)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases [2]
Automobile	6%	4%	3%	4%	4%	(2.0)	—	6%	4%	(2.0)
Homeowners	9%	8%	6%	6%	6%	(3.0)	—	9%	6%	(3.0)

Policy Count Retention [3]
Automobile	82%	83%	83%	84%	84%	2.0	—	82%	84%	2.0
Homeowners	84%	84%	84%	85%	86%	2.0	1.0	83%	85%	2.0

New Business Premium $
Automobile	$75	$80	$77	$86	$85	13%	(1%)	$141	$171	21%
Homeowners	$23	$26	$23	$25	$30	30%	20%	$42	$55	31%

Policies in force
Automobile	2,137,351	2,106,385	2,080,535	2,065,317	2,044,874	(4%)	(1%)
Homeowners	1,380,301	1,358,162	1,338,676	1,330,117	1,323,557	(4%)	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.
[2]	Renewal written price increases represents the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. It does not include other factors that affect average premium per unit of exposure such as changes in the mix of business by state, territory, class plan and tier of risk.
[3]	Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

OPERATING RESULTS

	THREE MONTHS ENDED					Year Over Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
REVENUES
Earned premiums [1]	$(23)	$(24)	$(27)	$(26)	$(27)	(17%)	(4%)	$(44)	$(53)	(20%)
Fee income [1]	511	514	493	500	489	(4%)	(2%)	1,016	989	(3%)
Net investment income	214	215	211	222	232	8%	5%	423	454	7%
Net realized capital gains (losses)	17	26	16	14	6	(65%)	(57%)	(21)	20	NM

Total revenues	719	731	693	710	700	(3%)	(1%)	1,374	1,410	3%

Benefits and claims, losses and loss adjustment expenses [1]	255	341	274	297	294	15%	(1%)	509	591	16%
Amortization of deferred policy acquisition costs [1]	63	149	46	48	47	(25%)	(2%)	107	95	(11%)
Insurance operating costs and other expenses	294	274	272	290	283	(4%)	(2%)	586	573	(2%)
Restructuring and other costs	—	—	—	—	12	—	—	—	12	—

Total benefits and expenses	612	764	592	635	636	4%	—	1,202	1,271	6%

Income (loss) before income taxes	107	(33)	101	75	64	(40%)	(15%)	172	139	(19%)

Income tax expense (benefit) [1] [2]	7	(25)	29	18	12	71%	(33%)	21	30	43%

Net income (loss)	100	(8)	72	57	52	(48%)	(9%)	151	109	(28%)

Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1][3]	21	8	16	(1)	4	(81%)	NM	(2)	3	NM

Core earnings (losses)	$79	$(16)	$56	$58	$48	(39%)	(17%)	$153	$106	(31%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2011	2011	2011	2012	2012	2011	2012
Fee Income	$1	$18	$13	$—	$3	$1	$3
Benefits, losses and loss adjustment expense	—	68	(4)	10	(2)	—	8
Amortization of deferred policy acquisition costs	7	80	16	(9)	9	5	—
Income tax expense (benefit)	(2)	(45)	(1)	—	(1)	(1)	(1)

Net income (loss)	(4)	(85)	2	(1)	(3)	(3)	(4)
Less: Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(1)	(4)	1	(1)	(1)	—	(2)

Core earnings (losses)	$(3)	$(81)	$1	$—	$(2)	$(3)	$(2)

[2]	The three months ended June 30, 2011 includes a tax benefit of $7 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.
[3]	The three months ended June 30, 2011 includes a benefit of $16 related to the release of a deferred tax valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
CORE EARNINGS BY SEGMENT

Individual Life	42	37	34	34	24	(43%)	(29%)	80	58	(28%)
Retirement Plans	13	4	1	4	8	(38%)	100%	22	12	(45%)
Mutual Funds	27	24	20	20	18	(33%)	(10%)	54	38	(30%)

Wealth Management core earnings, excluding DAC unlock	82	65	55	58	50	(39%)	(14%)	156	108	(31%)
DAC unlock impacts on net income (loss)	(4)	(85)	2	(1)	(3)	25%	NM	(3)	(4)	(33%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	22	12	15	—	5	(77%)	—	(2)	5	NM

Wealth Management net income (loss)	100	(8)	72	57	52	(48%)	(9%)	151	109	(28%)

DAC UNLOCK IMPACT ON CORE EARNINGS (LOSSES) BY SEGMENT

Individual Life	(1)	(57)	2	(8)	1	NM	NM	(3)	(7)	(133%)

Retirement Plans	(2)	(24)	(1)	8	(3)	(50%)	NM	—	5	—

DAC unlock impact on core earnings (losses)	(3)	(81)	1	—	(2)	33%	—	(3)	(2)	33%

DAC unlock impact on net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(1)	(4)	1	(1)	(1)	—	—	—	(2)	—

DAC unlock impact on net income (loss)	$(4)	$(85)	$2	$(1)	$(3)	25%	NM	$(3)	$(4)	(33%)

ASSETS UNDER MANAGEMENT BY SEGMENT

Individual Life	$12,366	$11,808	$12,300	$12,928	$12,758	3%	(1%)

Retirement Plans	55,555	49,685	52,302	57,155	54,898	(1%)	(4%)

Non-proprietary Mutual Funds	58,150	47,307	48,768	53,244	49,944	(14%)	(6%)

Total assets under management	$126,071	$108,800	$113,370	$123,327	$117,600	(7%)	(5%)
DEPOSITS BY SEGMENT

Individual Life	$448	$512	$545	$481	$429	(4%)	(11%)	$863	$910	5%

Retirement Plans	2,069	2,470	2,034	2,606	2,447	18%	(6%)	4,932	5,053	2%

Non-proprietary Mutual Funds	3,872	4,338	2,318	2,744	2,548	(34%)	(7%)	8,693	5,292	(39%)

Total deposits	$6,389	$7,320	$4,897	$5,831	$5,424	(15%)	(7%)	$14,488	$11,255	(22%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	Individual Life	Retirement Plans	Mutual Funds	Wealth Management
Balance, December 31, 2011	$2,002	$304	$27	$2,333
Adjustments to unrealized gains and losses on securities available-for-sale and other	236	44	—	280

Balance, excluding adjustments to unrealized gains and losses on securities available-for-sale and other	2,238	348	27	2,613
Deferred costs	120	27	15	162
Amortization — DAC	(61)	(16)	(18)	(95)
Amortization — Core unlock benefit (charge), pre-tax	(5)	8	—	3
Amortization — Non-core unlock benefit (charge), pre-tax	(1)	(2)	—	(3)

Balance, June 30, 2012	2,291	365	24	2,680
Adjustments to unrealized gains and losses on securities available-for-sale and other	(283)	(77)	—	(360)

Balance, June 30, 2012 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,008	$288	$24	$2,320

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL LIFE

INCOME STATEMENTS

						Year Over
						Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Fee income [1]	$237	$269	$262	$255	$248	5%	(3%)	$470	$503	7%
Earned premiums	(25)	(25)	(28)	(28)	(28)	(12%)	—	(49)	(56)	(14%)
Net investment income	115	115	115	122	126	10%	3%	226	248	10%
Net realized capital gains (losses)	6	28	26	(1)	20	NM	NM	(24)	19	NM

Total revenues	333	387	375	348	366	10%	5%	623	714	15%

Benefits, losses and loss adjustment expenses [1]	180	260	194	216	211	17%	(2%)	362	427	18%
Amortization of deferred policy acquisition costs [1]	34	87	25	39	28	(18%)	(28%)	59	67	14%
Insurance operating costs and other expenses	67	63	70	70	71	6%	1%	128	141	10%
Restructuring and other costs	—	—	—	—	7	—	—	—	7	—

Total benefits and expenses	281	410	289	325	317	13%	(2%)	549	642	17%

Income (loss) before income taxes	52	(23)	86	23	49	(6%)	113%	74	72	(3%)

Income tax expense (benefit) [1] [2]	6	(14)	27	4	13	117%	NM	10	17	70%

Net income (loss)	46	(9)	59	19	36	(22%)	89%	64	55	(14%)

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (loss) [1]	5	11	23	(7)	11	120%	NM	(13)	4	NM

Core earnings (losses)	$41	$(20)	$36	$26	$25	(39%)	(4%)	$77	$51	(34%)

EARNINGS MARGIN (After-tax)
Net income (loss)	13.8%	(2.3%)	15.7%	5.5%	9.8%	(4.0)	4.3	10.3%	7.7%	(2.6)
Core earnings (losses), excluding impact of DAC unlock	13.0%	11.0%	10.0%	9.8%	7.1%	(5.9)	(2.7)	12.4%	8.4%	(3.9)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2011	2011	2011	2012	2012	2011	2012
Fee Income	$1	$18	$13	$—	$3	$1	$3
Benefits, losses and loss adjustment expense	—	66	(4)	10	(2)	—	8
Amortization of deferred policy acquisition costs	3	40	14	1	5	4	6
Income tax expense (benefit)	(1)	(30)	—	(3)	—	(1)	(3)

Net income (loss)	(1)	(58)	3	(8)	—	(2)	(8)
Less: Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings (losses)	—	(1)	1	—	(1)	1	(1)

Core earnings (losses)	(1)	(57)	2	(8)	1	(3)	(7)

[2]	The three months ended June 30, 2011 include a tax benefit of $3 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL LIFE

SUPPLEMENTAL DATA

	THREE MONTHS ENDED					Year Over Year 3	Sequential 3	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,			JUNE 30,
	2011	2011	2011	2012	2012	Month Change	Month Change	2011	2012	Change
SALES BY DISTRIBUTION
National Accounts	$28	$29	$39	$26	$22	(21%)	(15%)	$50	$48	(4%)
Independent	25	31	36	32	28	12%	(13%)	53	60	13%
Other	3	2	2	3	1	(67%)	(67%)	7	4	(43%)

Total sales by distribution	$56	$62	$77	$61	$51	(9%)	(16%)	$110	$112	2%

SALES BY PRODUCT
Variable life	$8	$6	$6	$5	$4	(50%)	(20%)	$15	$9	(40%)
Universal life	43	52	67	52	43	—	(17%)	86	95	10%
Term/other life	5	4	4	4	4	(20%)	—	9	8	(11%)

Total sales by product	$56	$62	$77	$61	$51	(9%)	(16%)	$110	$112	2%

PREMIUMS & DEPOSITS
Variable life	$130	$134	$126	$118	$111	(15%)	(6%)	$257	$229	(11%)
Universal life/other life	318	378	419	363	318	—	(12%)	606	681	12%
Term/other	39	43	42	41	41	5%	—	76	82	8%

Total Premiums & Deposits	$487	$555	$587	$522	$470	(3%)	(10%)	$939	$992	6%

ACCOUNT VALUE
General account	$6,954	$7,126	$7,337	$7,501	$7,629	10%	2%
Separate account	5,412	4,682	4,963	5,427	5,129	(5%)	(5%)

Total account value	$12,366	$11,808	$12,300	$12,928	$12,758	3%	(1%)

ACCOUNT VALUE BY PRODUCT
Variable life	$5,993	$5,259	$5,535	$5,996	$5,699	(5%)	(5%)
Universal life/other life	6,373	6,549	6,765	6,932	7,059	11%	2%

Total account value by product	$12,366	$11,808	$12,300	$12,928	$12,758	3%	(1%)

LIFE INSURANCE IN-FORCE
Variable life	$71,977	$70,926	$69,716	$68,642	$67,514	(6%)	(2%)
Universal life	60,759	62,052	64,006	65,400	66,625	10%	2%
Term	78,714	80,249	81,494	82,659	83,291	6%	1%

Total life insurance in-force	$211,450	$213,227	$215,216	$216,701	$217,430	3%	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL LIFE

SUPPLEMENTAL DATA—ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012
VARIABLE LIFE
Beginning balance	$6,235	$5,993	$5,259	$5,535	$5,996
First year & single premiums	16	15	12	9	7
Renewal premiums	114	119	114	109	104

Premiums and deposits	130	134	126	118	111
Surrenders	(102)	(91)	(100)	(108)	(87)
Death benefits/annuitizations/other [1]	(17)	(20)	(15)	(16)	(21)

Net flows	11	23	11	(6)	3
Policy Fees	(111)	(120)	(109)	(108)	(106)
Change in market value/interest credited	(142)	(637)	374	575	(194)

Ending balance	$5,993	$5,259	$5,535	$5,996	$5,699

UNIVERSAL LIFE [1]
Beginning balance	$6,235	$6,373	$6,549	$6,765	$6,932
First year & single premiums	165	210	251	198	152
Renewal premiums	153	168	168	165	166

Premiums and deposits	318	378	419	363	318
Surrenders	(36)	(44)	(44)	(39)	(41)
Death benefits/annuitizations/other [1]	(29)	(29)	(26)	(32)	(25)

Net flows	253	305	349	292	252
Policy Fees	(173)	(193)	(194)	(188)	(188)
Change in market value/interest credited	58	64	61	63	63

Ending balance	$6,373	$6,549	$6,765	$6,932	$7,059

INDIVIDUAL LIFE
Beginning balance	$12,470	$12,366	$11,808	$12,300	$12,928
First year & single premiums	181	225	263	207	159
Renewal premiums	267	287	282	274	270

Premiums and deposits	448	512	545	481	429
Surrenders	(138)	(135)	(144)	(147)	(128)
Death benefits/annuitizations/other [1]	(46)	(49)	(41)	(48)	(46)

Net flows	264	328	360	286	255
Policy Fees	(284)	(313)	(303)	(296)	(294)
Change in market value/interest credited	(84)	(573)	435	638	(131)

Ending balance	$12,366	$11,808	$12,300	$12,928	$12,758

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and Other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Fee income	$99	$92	$88	$94	$93	(6%)	(1%)	$193	$187	(3%)
Earned premiums	2	1	1	2	1	(50%)	(50%)	5	3	(40%)
Net investment income	100	100	97	101	106	6%	5%	199	207	4%
Net realized capital gains (losses)	11	(2)	(10)	14	(12)	NM	NM	2	2	—

Total revenues	212	191	176	211	188	(11%)	(11%)	399	399	—

Benefits, losses and loss adjustment expenses [1]	75	81	80	81	83	11%	2%	147	164	12%
Amortization of deferred policy acquisition costs [1]	17	50	10	—	10	(41%)	—	24	10	(58%)
Insurance operating costs and other expenses	107	106	102	109	104	(3%)	(5%)	215	213	(1%)
Restructuring and other costs	—	—	—	—	4	—	—	—	4	—

Total benefits and expenses	199	237	192	190	201	1%	6%	386	391	1%

Income (loss) before income taxes	13	(46)	(16)	21	(13)	NM	NM	13	8	(38%)

Income tax expense (benefit) [1] [2]	(14)	(23)	(10)	3	(11)	21%	NM	(19)	(8)	58%

Net income (loss)	27	(23)	(6)	18	(2)	NM	NM	32	16	(50%)

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (loss) [1]	16	(3)	(6)	6	(7)	NM	NM	10	(1)	NM

Core earnings (losses)	$11	$(20)	$—	$12	$5	(55%)	(58%)	$22	$17	(23%)

RETURN ON ASSETS (After-tax bps)
Net income (loss)	19.5	(17.5)	(4.7)	13.2	(1.4)	(20.9)	(14.6)	11.8	6.0	(50%)
Core earnings (losses), excluding impact of DAC unlock	9.4	3.0	0.8	3.0	5.7	(3.7)	2.7	8.1	4.5	(45%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2011	2011	2011	2012	2012	2011	2012
Benefits, losses and loss adjustment expenses	$—	$2	$—	$—	$—	$—	$—
Amortization of deferred policy acquisition costs	3	40	2	(10)	4	1	(6)
Income tax expense (benefit)	—	(15)	(1)	3	(1)	—	2

Net income (loss)	(3)	(27)	(1)	7	(3)	(1)	4
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(1)	(3)	—	(1)	—	(1)	(1)

Core earnings (losses)	(2)	(24)	(1)	8	(3)	—	5

[2]	The three months ended June 30, 2011 include a tax benefit of $4 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Year 3 Month Change	Sequential 3 Month Change
RETIREMENT PLANS
General account	$7,638	$8,042	$8,374	$8,644	$8,913	17%	3%
Non-guaranteed separate account	27,443	23,799	25,525	28,459	27,680	1%	(3%)

Total Retirement Plans account value	$35,081	$31,841	$33,899	$37,103	$36,593	4%	(1%)
401(k) mutual funds	20,085	17,488	18,038	19,630	17,881	(11%)	(9%)
403(b)/457 mutual funds	389	356	365	422	424	9%	—

Total Retirement Plans assets under management	$55,555	$49,685	$52,302	$57,155	$54,898	(1%)	(4%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

SUPPLEMENTAL DATA—ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2011	2011	2011	2012	2012
401(k) GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$21,891	$21,963	$19,769	$21,124	$23,378
Deposits	1,194	1,425	1,239	1,625	1,464
Surrenders	(1,049)	(911)	(1,150)	(1,099)	(1,083)
Death benefits/annuitizations/other	(20)	(19)	(17)	(18)	(18)
Transfers [1]	1	11	47	4	19

Net flows	126	506	119	512	382
Change in market value/change in reserve/interest credited	(54)	(2,700)	1,236	1,742	(675)

Ending balance	$21,963	$19,769	$21,124	$23,378	$23,085

403(b)/457 GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$13,133	$13,118	$12,072	$12,775	$13,725
Deposits	326	330	336	364	321
Surrenders	(347)	(259)	(216)	(246)	(271)
Death benefits/annuitizations/other	(12)	(12)	(11)	(11)	(11)
Transfers [1]	—	3	2	(3)	(1)

Net flows	(33)	62	111	104	38
Change in market value/change in reserve/interest credited	18	(1,108)	592	846	(255)

Ending balance	$13,118	$12,072	$12,775	$13,725	$13,508

401(k) /403(b)/457 MUTUAL FUNDS ASSETS
Beginning balance	$20,324	$20,474	$17,844	$18,403	$20,052
Reclassification of AUA to AUM	267	—	—	—	—

Deposits	549	715	459	617	662
Surrenders	(814)	(511)	(1,127)	(806)	(1,688)
Death benefits/annuitizations/other [1]	(2)	2	1	(1)	—
Transfers	(1)	(14)	(49)	(1)	(19)

Net flows	(268)	192	(716)	(191)	(1,045)
Change in market value/change in reserve/interest credited	151	(2,822)	1,275	1,840	(702)

Ending balance	$20,474	$17,844	$18,403	$20,052	$18,305

TOTAL RETIREMENT
Beginning balance	$55,348	$55,555	$49,685	$52,302	$57,155
Reclassification of AUA to AUM	267	—	—	—	—

Deposits	2,069	2,470	2,034	2,606	2,447
Surrenders	(2,210)	(1,681)	(2,493)	(2,151)	(3,042)
Death benefits/annuitizations/other [1]	(34)	(29)	(27)	(30)	(29)
Transfers	—	—	—	—	(1)

Net flows	(175)	760	(486)	425	(625)
Change in market value/change in reserve/interest credited	115	(6,630)	3,103	4,428	(1,632)

Ending balance	$55,555	$49,685	$52,302	$57,155	$54,898

[1]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefit remaining on deposit.
[2]	Specific plans were identified that required reclassification from AUA to AUM.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

MUTUAL FUNDS

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Fee income	$175	$153	$143	$151	$148	(15%)	(2%)	$353	$299	(15%)
Net investment income	(1)	—	(1)	(1)	—	100%	100%	(2)	(1)	50%
Net realized capital gains (losses)	—	—	—	1	(2)	—	NM	1	(1)	NM

Total revenues	174	153	142	151	146	(16%)	(3%)	352	297	(16%)

Amortization of deferred policy acquisition costs	12	12	11	9	9	(25%)	—	24	18	(25%)
Insurance operating costs and other expenses	120	105	100	111	108	(10%)	(3%)	243	219	(10%)
Restructuring and other costs	—	—	—	—	1	—	—	—	1	—

Total benefits and expenses	132	117	111	120	118	(11%)	(2%)	267	238	(11%)

Income before income taxes	42	36	31	31	28	(33%)	(10%)	85	59	(31%)
Income tax expense	15	12	12	11	10	(33%)	(9%)	30	21	(30%)

Net income	27	24	19	20	18	(33%)	(10%)	55	38	(31%)

Less: Net realized capital gains (losses), after-tax, excluded from core earnings	—	—	(1)	—	—	—	—	1	—	(100%)

Core earnings	27	$24	$20	$20	$18	(33%)	(10%)	$54	$38	(30%)

RETURN ON ASSETS (After-tax bps)
Net income	10.6	10.5	9.0	9.0	8.1	(2.5)	(0.9)	11.0	8.9	(2.1)
Core earnings	10.6	10.5	9.5	9.0	8.1	(2.5)	(0.9)	10.8	8.9	(1.9)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

MUTUAL FUNDS

SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Year Over Year 3 Month Change	Sequential 3 Month Change
NON-PROPRIETARY MUTUAL FUNDS DEPOSITS
Retail mutual funds	3,131	2,051	1,760	2,140	1,975	(37%)	(8%)
Investment only mutual funds [1]	676	2,228	493	534	517	(24%)	(3%)
529 college savings plan	65	59	65	70	56	(14%)	(20%)

Total Deposits	3,872	4,338	2,318	2,744	2,548	(34%)	(7%)

ASSETS UNDER MANAGEMENT
Retail mutual fund assets	49,584	39,258	40,228	43,575	40,942	(17%)	(6%)
Investment only mutual fund assets	6,954	6,625	6,983	7,929	7,279	5%	(8%)
Proprietary mutual fund assets [2]	42,204	35,494	36,770	39,161	36,287	(14%)	(7%)
529 college savings plan assets	1,612	1,424	1,557	1,740	1,723	7%	(1%)

Total Mutual Fund Assets	100,354	82,801	85,538	92,405	86,231	(14%)	(7%)

[1]	Investment only mutual funds refers to mutual funds offered as defined contribution investments within employee directed retirements plans.
[2]	Include Company-sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

MUTUAL FUNDS

SUPPLEMENTAL DATA — ASSET ROLL FORWARD

	THREE MONTHS ENDED
	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012
NON-PROPRIETARY MUTUAL FUNDS
Beginning balance	$59,945	$58,150	$47,307	$48,768	$53,244
Deposits	3,872	4,338	2,318	2,744	2,548
Redemptions	(5,054)	(6,734)	(4,112)	(3,781)	(3,755)

Net flows	(1,182)	(2,396)	(1,794)	(1,037)	(1,207)
Change in market value/currency/change in reserve/interest credited	(635)	(8,430)	3,271	5,533	(2,032)
Other [1]	22	(17)	(16)	(20)	(61)

Ending balance	$58,150	$47,307	$48,768	$53,244	$49,944

PROPRIETARY MUTUAL FUNDS [2]
Beginning balance	$44,044	$42,204	$35,494	$36,770	$39,161
Net flows	(1,604)	(1,244)	(1,442)	(1,372)	(1,577)
Change in market value/currency/change in reserve/interest credited	(236)	(5,466)	2,718	3,763	(1,297)

Ending balance	$42,204	$35,494	$36,770	$39,161	$36,287

[1]	Includes front end loads on A share products.
[2]	Includes Company-sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

RUNOFF OPERATIONS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	SIX MONTHS ENDED
	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012			JUNE 30,
								2011	2012	Change
NET INCOME(LOSS)
U.S. Annuity	$87	$(224)	$18	$198	$(19)	NM	NM	$230	$179	(22%)
International Annuity	104	376	(44)	(465)	402	NM	NM	6	(63)	NM
Institutional Annuity	58	(53)	1	52	13	(78%)	(75%)	76	65	(14%)
Private Placement Life Insurance (“PPLI”)	12	6	9	8	10	(17%)	25%	22	18	(18%)

Life Other Operations net income (loss) [1]	261	105	(16)	(207)	406	56%	NM	334	199	(40%)

Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings — Hedging	37	478	(201)	(758)	452	NM	NM	(152)	(306)	(101%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings — all other	(12)	(416)	(21)	178	(83)	NM	NM	1	95	NM

Life Other Operations core earnings	$236	$43	$206	$373	$37	(84%)	(90%)	$485	$410	(15%)

Property & Casualty Other Operations net income (loss) [2] [3]	(164)	8	18	27	(15)	91%	NM	(143)	12	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	3	(1)	2	7	(1)	NM	NM	1	6	NM

Property & Casualty Other Operations core earnings (losses)	$(167)	$9	$16	$20	$(14)	92%	NM	$(144)	$6	NM

Runoff Operations net income (loss)	97	113	2	94	391	NM	NM	191	211	10%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings — Hedging	37	478	(201)	(758)	452	NM	NM	(152)	(306)	(101%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings — all other	(9)	(417)	(19)	185	(84)	NM	NM	2	101	NM

Runoff Operations core earnings (losses)	$69	$52	$222	$393	$23	(67%)	(94%)	$341	$416	22%

DAC unlock impact on net income (loss) by segment
U.S. Annuity	$(52)	$(170)	$29	$90	$(43)	17%	NM	$(9)	$47	NM
International Annuity	(11)	(212)	(25)	125	(100)	NM	NM	3	25	NM
Institutional Annuity	1	(2)	(1)	—	—	(100%)	—	—	—	—

Life Other Operations	$(62)	$(384)	$3	$215	$(143)	(131%)	NM	$(6)	$72	NM

DAC unlock impact on core earnings (losses) by segment
U.S. Annuity	$(4)	$(163)	$69	$88	$(39)	NM	NM	$39	$49	26%
International Annuity	(10)	41	(26)	104	(86)	NM	NM	3	18	NM
Institutional Annuity	—	(4)	1	—	—	—	—	—	—	—

Life Other Operations	$(14)	$(126)	$44	$192	$(125)	NM	NM	$42	$67	60%

[1]	The three months ended June 30, 2011 include a tax benefit of $45 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000, and 2001. Additionally, the three months ended June 30, 2011 includes a benefit of $18, after tax, related to the release of reserves associated with the 3 Win product.
[2]	The three months ended June 30, 2011 included net asbestos reserve strengthening of $290, before-tax. The three months ended September 30, 2011 included net environmental reserve strengthening of $19, before-tax. The three months ended June 30, 2012 included net asbestos and environmental reserve strengthening of $48 and $3, before-tax, respectively.
[3]	Additionally, includes prior accident years development reserve strengthenings (releases) for the three months ended June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012 of $(4), $2, $6, $6, and $2 before-tax, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

LIFE OTHER OPERATIONS

SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Core earnings (losses), excluding impact of DAC unlock
U.S. Annuity	$154	$90	$92	$96	$78	(49%)	(19%)	$262	$174	(34%)
International Annuity	79	73	70	74	68	(14%)	(8%)	143	142	(1%)
Institutional Annuity	7	(5)	(10)	4	5	(29%)	25%	18	9	(50%)
Private Placement Life Insurance	10	11	10	7	11	10%	57%	20	18	(10%)

Life Other Operations core earnings	$250	$169	$162	$181	$162	(35%)	(10%)	$443	$343	(23%)

Return on assets (After-tax bps)
U.S. Annuity return on assets
Net income (loss)	37.3	(105.6)	9.1	96.5	(9.4)	(46.7)	(105.9)	49.3	45.3	(4.0)
Core earnings, excluding impact of DAC unlock	66.1	42.4	46.3	46.8	38.6	(27.5)	(8.2)	56.2	44.0	(12.2)

International Annuity return on assets
Net income (loss)	110.5	405.1	(48.6)	(518.0)	458.4	347.9	976.4	3.2	(35.9)	(39.1)
Core earnings, excluding impact of DAC unlock	83.9	78.6	77.3	82.4	77.5	(6.4)	(4.9)	75.4	80.9	5.5

Life Other Operations return on assets
Net income (loss)	56.4	23.8	(3.8)	(48.1)	95.6	39.3	143.7	36.0	23.6	(12.4)
Core earnings, excluding impact of DAC unlock	54.0	38.4	38.2	42.0	38.2	(15.8)	(3.9)	47.7	40.8	(6.9)

Account Value
U.S. Variable Annuity	$79,347	$66,716	$68,760	$72,235	$66,538	(16%)	(8%)
U.S. Fixed Annuity and Other	11,978	11,727	11,631	11,507	11,228	(6%)	(2%)

Total U.S. Annuity account value	$91,325	$78,443	$80,391	$83,742	$77,766	(15%)	(7%)

International Variable Annuity	$32,981	$31,438	$31,162	$31,392	$29,831	(10%)	(5%)
International Fixed Annuity	4,824	5,013	4,786	4,469	4,461	(8%)	—

Total International Annuity account value	$37,805	$36,451	$35,948	$35,861	$34,292	(9%)	(4%)

Institutional Annuity [1]	$19,230	$19,477	$19,330	$18,622	$18,233	(5%)	(2%)

PPLI	$36,700	$35,989	$36,335	$36,830	$36,911	1%	—

Total Life Other Operations account value [1]	$183,575	$168,886	$170,708	$173,743	$165,873	(10%)	(5%)

[1]	Included in the Institutional Annuity account value balance is approximately $1.5 billion for the three months ended June 30, 2011 and September 30, 2011 and approximately $1.3 billion for the three months ended December 31, 2011, March 31, 2012 and June 30, 2012.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

LIFE OTHER OPERATIONS — U.S. ANNUITY

SUPPLEMENTAL DATA — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2011	2011	2011	2012	2012
VARIABLE ANNUITIES
Beginning balance	$82,977	$79,347	$66,716	$68,760	$72,235
Deposits	227	192	216	307	169
Partial Withdrawals [1]	(888)	(797)	(912)	(815)	(780)
Full Surrenders [1]	(2,253)	(1,648)	(1,295)	(1,687)	(2,251)
Death benefits/annuitizations/other [2]	(392)	(344)	(346)	(449)	(397)
Transfers	(44)	(45)	(44)	3	—

Net flows	(3,350)	(2,642)	(2,381)	(2,641)	(3,259)
Change in market value/change in reserve/interest credited	(281)	(9,989)	4,425	6,116	(2,439)
Other [3]	1	—	—	—	1

Ending balance	$79,347	$66,716	$68,760	$72,235	$66,538

FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$12,136	$11,978	$11,727	$11,631	$11,507
Deposits	20	36	42	46	16
Surrenders	(203)	(301)	(175)	(204)	(298)
Death benefits/annuitizations/other [2]	(167)	(165)	(163)	(102)	(106)
Transfers	68	73	62	1	(4)

Net flows	(282)	(357)	(234)	(259)	(392)
Change in market value/change in reserve/interest credited	124	106	138	136	113
Other	—	—	—	(1)	—

Ending balance	$11,978	$11,727	$11,631	$11,507	$11,228

TOTAL U.S. ANNUITY
Beginning balance	$95,113	$91,325	$78,443	$80,391	$83,742
Deposits	247	228	258	353	185
Surrenders [1]	(3,344)	(2,746)	(2,382)	(2,706)	(3,329)
Death benefits/annuitizations/other [2]	(559)	(509)	(509)	(551)	(503)
Transfers	24	28	18	4	(4)

Net flows	(3,632)	(2,999)	(2,615)	(2,900)	(3,651)
Change in market value/change in reserve/interest credited	(157)	(9,883)	4,563	6,252	(2,326)
Other [3]	1	—	—	(1)	1

Ending balance	$91,325	$78,443	$80,391	$83,742	$77,766

[1]

Surrenders in the three months ended, June 30, 2012 on the U.S. variable annuity book averaged 17% compared with 15% in the three months ended, June 30,2011. Surrender activity increased after the company’s March 21st announcement that it was placing the U.S. Annuity business into runoff, rising to a 20% annualized rate in April, which trended down to 18% in May and 15% in June.

[2]	Includes transfers from the accumulation phase to the annuitization phase.
[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

LIFE OTHER OPERATIONS—INTERNATIONAL ANNUITY

SUPPLEMENTAL DATA—ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2011	2011	2011	2012	2012
VARIABLE ANNUITIES
Beginning balance	$33,027	$32,981	$31,438	$31,162	$31,392
Deposits	1	—	—	—	—
Surrenders [1]	(291)	(296)	(291)	(311)	(379)
Death benefits/annuitizations/other	(166)	(165)	(164)	(194)	(194)

Net flows	(456)	(461)	(455)	(505)	(573)
Change in market value/change in reserve/interest credited	(404)	(2,477)	141	2,681	(1,862)
Effect of currency translation	814	1,395	38	(1,946)	874

Ending balance	$32,981	$31,438	$31,162	$31,392	$29,831

FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$4,463	$4,824	$5,013	$4,786	$4,469
Surrenders [1]	(31)	(44)	(59)	(47)	(152)
Death benefits/annuitizations/other	246	(16)	(204)	1	(18)

Net flows	215	(60)	(263)	(46)	(170)
Change in market value/change in reserve/interest credited	22	19	28	40	23
Effect of currency translation	124	230	8	(311)	139

Ending balance	$4,824	$5,013	$4,786	$4,469	$4,461

TOTAL INTERNATIONAL ANNUITY
Beginning balance	$37,490	$37,805	$36,451	$35,948	$35,861
Deposits	1	—	—	—	—
Surrenders [1]	(322)	(340)	(350)	(358)	(531)
Death benefits/annuitizations/other	80	(181)	(368)	(193)	(212)

Net flows	(241)	(521)	(718)	(551)	(743)
Change in market value/change in reserve/interest credited	(382)	(2,458)	169	2,721	(1,839)
Effect of currency translation	938	1,625	46	(2,257)	1,013

Ending balance	$37,805	$36,451	$35,948	$35,861	$34,292

[1]	Surrender activity on the International Annuity book averaged 5% in the three months ended June 30,2012 compared with 4% in the three months ended June 30,2011.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

LIFE OTHER OPERATIONS

DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	U.S. Annuity	International Annuity	Institutional Annuity	PPLI	Life Other Operations
Balance, December 31, 2011	$2,412	$1,125	$55	$33	$3,625
Adjustments to unrealized gains and losses on securities available-for-sale and other	178	(16)	—	—	162

Balance, excluding adjustments to unrealized gains and losses on securitis available-for-sale and other	2,590	1,109	55	33	3,787
Deferred costs	37	—	—	—	37
Amortization—DAC	(147)	(20)	(2)	(1)	(170)
Amortization—Core unlock benefit (charge), pre-tax	22	5	—	—	27
Amortization—Non-core unlock benefit (charge), pre-tax	(2)	10	—	—	8
Effect of currency translation adjustment	—	(38)	—	—	(38)

Balance, June 30, 2012	2,500	1,066	53	32	3,651
Adjustments to unrealized gains and losses on securities available-for-sale and other	(239)	(5)	—	1	(243)

Balance, June 30, 2012 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,261	$1,061	$53	$33	$3,408

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS—LIFE OTHER OPERATIONS

SUPPLEMENTAL DATA—ANNUITY DEATH AND LIVING BENEFITS

	As of Jun. 30, 2011	As of Sept. 30, 2011	As of Dec. 31, 2011	As of Mar. 31, 2012	As of Jun. 30, 2012
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 index value at end of period	1,320.64	1,131.42	1,257.60	1,408.47	1,362.16

Total account value with guaranteed minimum death benefits (“GMDB”)	$79,347	$66,716	$68,760	$72,235	$66,538
GMDB gross net amount of risk	8,566	15,833	12,021	7,698	8,998
% of GMDB NAR reinsured	64%	54%	58%	65%	62%
GMDB retained net amount of risk	3,104	7,205	5,087	2,724	3,461
GMDB net GAAP liability [1]	346	440	380	322	337

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	42,501	35,566	36,604	38,312	35,127
GMWB gross net amount of risk	745	3,025	1,888	847	1,198
% of GMWB NAR reinsured	21%	16%	16%	16%	16%
GMWB retained net amount of risk	592	2,533	1,587	711	1,009
GMWB net GAAP liability	1,176	2,276	2,082	1,355	1,790

JAPAN VARIABLE ANNUITY BUSINESS
Yen / $	80.8	77.1	76.9	82.3	79.8

Total account value with GMDB	$30,785	$29,522	$29,234	$29,396	$27,977
GMDB gross net amount of risk	8,469	11,035	10,857	7,580	9,477
% of GMDB NAR reinsured	15%	13%	13%	15%	13%
GMDB retained net amount of risk	7,233	9,583	9,413	6,469	8,236

Total account value with guaranteed minimum income benefits (“GMIB”)	28,526	27,471	27,282	27,350	26,119
GMIB retained net amount of risk [2]	5,442	7,662	7,502	4,785	6,470
GMDB/GMIB net GAAP liability [1]	635	907	930	704	847

[1]	For the three months ended June 30, 2011 there was a decrease to the GMDB/GMIB liability as a result of the unlock for the Japan and U.S. variable annuity business of $(10) and $16, respectively. For the three months ended September 30, 2011, the amounts were $88 and $244, respectively. For the three months ended December 31, 2011 the amounts were $(54) and $32, respectively. For the three months ended March 31, 2012 the amounts were $(61) and $(152), respectively. For the three months ended June 30, 2012 the amounts were $9 and $130, respectively.
[2]	Policies with a guaranteed living benefit (a GMWB in the US) also have a guaranteed death benefit. The net amount at risk ("NAR") for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB is released. Similarly, when a policy goes into benefit status on a GMWB the GMDB NAR is reduced to $0.

CORPORATE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CORPORATE

INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Earned premiums	$1	$—	$—	$—	$—	(100%)	—	$—	$—	—
Fee income	53	55	48	52	45	(15%)	(13%)	106	97	(8%)
Net investment income	13	1	(7)	(6)	3	(77%)	NM	29	(3)	NM
Net realized capital gains (losses)	6	(51)	(40)	15	17	183%	13%	(5)	32	NM
Total revenues	73	5	1	61	65	(11%)	7%	130	126	(3%)

Benefits, losses and loss adjustment expenses	1	(6)	1	—	(1)	NM	—	2	(1)	NM
Insurance operating costs and other expenses	65	43	9	76	63	(3%)	(17%)	125	139	11%
Loss on extinguishment of debt [1]	—	—	—	—	910	—	—	—	910	—
Interest expense	128	128	124	124	115	(10%)	(7%)	256	239	(7%)
Restructuring and other costs	—	14	11	9	28	—	NM	—	37	—

Total benefits and expenses	194	179	145	209	1,115	NM	NM	383	1,324	NM

Loss from continuing operations before income taxes	(121)	(174)	(144)	(148)	(1,050)	NM	NM	(253)	(1,198)	NM

Income tax benefit	(47)	(62)	(48)	(52)	(372)	NM	NM	(91)	(424)	NM

Loss from continuing operations	(74)	(112)	(96)	(96)	(678)	NM	NM	(162)	(774)	NM

Add: Income (loss) from discontinued operations [2]	(77)	5	6	—	—	100%	—	(75)	—	100%

Net loss	(151)	(107)	(90)	(96)	(678)	NM	NM	(237)	(774)	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses	9	(29)	(26)	12	7	(22%)	(42%)	—	19	—
Less: Loss on extinguishment of debt, net of tax	—	—	—	—	(587)	—	—	—	(587)	—
Less: Income (loss) from discontinued operations [2]	(77)	5	6	—	—	100%	—	(75)	—	100%

Core losses	$(83)	$(83)	$(70)	$(108)	$(98)	(18%)	9%	$(162)	$(206)	(27%)

[1]	Includes a loss on extinguishment of debt of $587, after-tax, recognized in the second quarter of 2012 related to the repurchase of all outstanding 10% fixed-to-floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz. The loss consisted of the premium associated with repurchasing the 10% Debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance costs related to the 10% Debentures and other costs related to the repurchase transaction.
[2]	The three months ended June 30, 2011 includes an after-tax charge of $74 related to the disposition of Federal Trust Corporation.

CONSOLIDATED

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX

CONSOLIDATED

						Year Over
	Three Months Ended					Year	Sequential	Six Months Ended
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	June 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$744	$711	$723	$738	$729	(2%)	(1%)	$1,463	$1,467	—
Tax-exempt	126	125	121	120	119	(6%)	(1%)	253	239	(6%)

Total fixed maturities	870	836	844	858	848	(3%)	(1%)	1,716	1,706	(1%)
Equity securities, trading	(597)	(1,890)	325	2,866	(1,687)	(183%)	NM	206	1,179	NM
Equity securities, available-for-sale	8	8	9	10	8	—	(20%)	19	18	(5%)
Mortgage loans	67	75	76	79	86	28%	9%	130	165	27%
Policy loans	34	32	32	30	30	(12%)	—	67	60	(10%)
Limited partnerships and other alternative investments [2]	78	67	(2)	52	72	(8%)	38%	178	124	(30%)
Other [3]	77	73	70	69	81	5%	17%	158	150	(5%)

Subtotal	537	(799)	1,354	3,964	(562)	NM	NM	2,474	3,402	38%
Less: Investment expense	30	29	31	28	28	(7%)	—	56	56	—

Total net investment income [4]	$507	$(828)	$1,323	$3,936	$(590)	NM	NM	$2,418	$3,346	38%
Less: Equity securities, trading	(597)	(1,890)	325	2,866	(1,687)	(183%)	NM	206	1,179	NM

Total net investment income excluding trading securities	$1,104	$1,062	$998	$1,070	$1,097	(1%)	3%	$2,212	$2,167	(2%)

Annualized investment yield, before-tax [5]	4.6%	4.3%	4.0%	4.3%	4.4%	(0.2)	0.1	4.6%	4.4%	(0.2)
Annualized investment yield, after-tax [5]	3.1%	2.9%	2.8%	3.0%	3.0%	(0.1)	—	3.1%	3.0%	(0.1)

Net Realized Capital Gains (Losses)
Gross gains on sales	$261	$197	$174	$259	$246	(6%)	(5%)	$322	$505	57%
Gross losses on sales	(98)	(63)	(90)	(97)	(159)	(62%)	(64%)	(231)	(256)	(11%)
Net impairment losses	(23)	(60)	(36)	(29)	(98)	NM	NM	(78)	(127)	(63%)
Valuation allowances on mortgage loans	26	—	1	1	—	(100%)	(100%)	23	1	(96%)
Japanese fixed annuity contract hedges, net [6]	6	9	5	(20)	2	(67%)	NM	(11)	(18)	(64%)
Periodic net coupon settlements on credit derivatives/Japan [7]	(2)	1	(2)	(5)	4	NM	NM	(9)	(1)	89%
Results of variable annuity hedge program
U.S. GMWB derivatives, net	(33)	(323)	(97)	185	(115)	NM	NM	23	70	NM
U.S. macro hedge	(17)	106	(221)	(189)	6	NM	NM	(101)	(183)	(81%)

Total U.S. program	(50)	(217)	(318)	(4)	(109)	(118%)	NM	(78)	(113)	(45%)
International program	52	1,132	(90)	(1,219)	753	NM	NM	(267)	(466)	(75%)

Total results of variable annuity hedge program	2	915	(408)	(1,223)	644	NM	NM	(345)	(579)	(68%)
Other net gain (loss) [8]	(103)	(424)	(30)	204	(50)	51%	NM	(5)	154	NM

Total net realized capital gains (losses) [9]	$69	$575	$(386)	$(910)	$589	NM	NM	$(334)	$(321)	4%

[1]	Includes income on short-term bonds.
[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.
[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[4]	Includes $2, $1, $1, $1 and $2 in Corporate as of June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively. Please refer to the basis of presentation for a description of the statutory legal entity view for Corporate.
[5]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
[6]	Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan fair value option securities).
[7]	Included in core earnings.
[8]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, Japan 3Win related foreign currency swaps and other investment gains and losses.
[9]	Includes ($1), $0, ($1), ($2) and ($1) in Corporate as of June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX

LIFE [1]

						Year Over
	Three Months Ended					Year	Sequential	Six Months Ended
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	June 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Net Investment Income (Loss)
Fixed maturities [2]
Taxable	$555	$537	$541	$555	$553	—	—	$1,096	$1,108	1%
Tax-exempt	26	27	26	26	25	(4%)	(4%)	53	51	(4%)

Total fixed maturities	581	564	567	581	578	(1%)	(1%)	1,149	1,159	1%
Equity securities, trading	(597)	(1,890)	325	2,866	(1,687)	(183%)	NM	206	1,179	NM
Equity securities, available-for-sale	4	3	4	5	3	(25%)	(40%)	9	8	(11%)
Mortgage loans	59	67	67	69	74	25%	7%	117	143	22%
Policy loans	34	32	32	30	30	(12%)	—	67	60	(10%)
Limited partnerships and other alternative investments [3]	50	52	(3)	26	41	(18%)	58%	110	67	(39%)
Other [4]	67	65	59	61	69	3%	13%	137	130	(5%)

Subtotal	198	(1,107)	1,051	3,638	(892)	NM	NM	1,795	2,746	53%
Less: Investment expense	21	22	22	21	21	—	—	41	42	2%

Total net investment income	$177	$(1,129)	$1,029	$3,617	$(913)	NM	NM	$1,754	$2,704	54%
Less: Equity securities, trading	(597)	(1,890)	325	2,866	(1,687)	(183%)	NM	206	1,179	NM

Total net investment income excluding trading securities	$774	$761	$704	$751	$774	—	3%	$1,548	$1,525	(1%)

Annualized investment yield, before-tax [5]	4.7%	4.5%	4.1%	4.4%	4.5%	(0.2)	0.1	4.7%	4.4%	(0.3)
Annualized investment yield, after-tax [5]	3.1%	3.0%	2.7%	2.9%	3.0%	(0.1)	0.1	3.1%	2.9%	(0.2)

Net Realized Capital Gains (Losses)
Gross gains on sales	$191	$144	$123	$191	$170	(11%)	(11%)	$227	$361	59%
Gross losses on sales	(64)	(31)	(61)	(74)	(107)	(67%)	(45%)	(154)	(181)	(18%)
Net impairment losses	(13)	(44)	(35)	(24)	(50)	NM	(108%)	(54)	(74)	(37%)
Valuation allowances on mortgage loans	26	—	—	1	—	(100%)	(100%)	23	1	(96%)
Japanese fixed annuity contract hedges, net [6]	6	9	5	(20)	2	(67%)	NM	(11)	(18)	(64%)
Periodic net coupon settlements on credit derivatives/Japan [7]	—	2	(1)	(5)	4	—	NM	(5)	(1)	80%
Results of variable annuity hedge program									—
U.S. GMWB derivatives, net	(33)	(323)	(97)	185	(115)	NM	NM	23	70	NM
U.S. macro hedge	(17)	106	(221)	(189)	6	NM	NM	(101)	(183)	(81%)

Total U.S. program	(50)	(217)	(318)	(4)	(109)	(118%)	NM	(78)	(113)	(45%)
International program	52	1,132	(90)	(1,219)	753	NM	NM	(267)	(466)	(75%)

Total results of variable annuity hedge program	2	915	(408)	(1,223)	644	NM	NM	(345)	(579)	(68%)
Other net gain (loss) [8]	(96)	(355)	(22)	185	(54)	44%	NM	—	131	—

Total net realized capital gains (losses)	$52	$640	$(399)	$(969)	$609	NM	NM	$(319)	$(360)	(13%)

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Life.
[2]	Includes income on short-term bonds.
[3]	Includes income on a real estate joint venture.
[4]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[5]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
[6]	Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan fair value option securities).
[7]	Included in core earnings.
[8]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, Japan 3Win related foreign currency swaps and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS

PROPERTY & CASUALTY [1]

						Year Over
	Three Months Ended					Year	Sequential	Six Months Ended
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	June 30,
	2011	2011	2011	2012	2012	Change	Change	2011	2012	Change
Net Investment Income (Loss)
Fixed maturities [2]
Taxable	$187	$174	$182	$183	$175	(6%)	(4%)	$364	$358	(2%)
Tax-exempt	100	98	95	94	94	(6%)	—	200	188	(6%)

Total fixed maturities	287	272	277	277	269	(6%)	(3%)	564	546	(3%)
Equity securities, available-for-sale	4	4	4	4	4	—	—	9	8	(11%)
Mortgage loans	8	8	9	10	12	50%	20%	13	22	69%
Limited partnerships and other alternative investments [3]	28	15	1	26	31	11%	19%	68	57	(16%)
Other [4]	10	8	11	8	12	20%	50%	21	20	(5%)

Subtotal	337	307	302	325	328	(3%)	1%	675	653	(3%)
Less: Investment expense	9	7	9	7	7	(22%)	—	15	14	(7%)

Total net investment income	$328	$300	$293	$318	$321	(2%)	1%	$660	$639	(3%)

Annualized investment yield, before-tax [5]	4.7%	4.3%	4.2%	4.5%	4.6%	(0.1)	0.1	4.7%	4.5%	(0.2)
Annualized investment yield, after-tax [5]	3.5%	3.2%	3.1%	3.4%	3.4%	(0.1)	—	3.5%	3.4%	(0.1)

Net Realized Capital Gains (Losses)
Gross gains on sales	$69	$52	$51	$67	$77	12%	15%	$94	$144	53%
Gross losses on sales	(34)	(31)	(29)	(23)	(52)	(53%)	(126%)	(77)	(75)	3%
Net impairment losses	(10)	(16)	(1)	(5)	(48)	NM	NM	(24)	(53)	(121%)
Valuation allowances on mortgage loans	—	—	1	—	—	—	—	—	—	—
Periodic net coupon settlements on credit derivatives/Japan [6]	(2)	(1)	(1)	—	—	100%	—	(4)	—	100%
Other net gain (loss) [7]	(5)	(69)	(7)	22	4	NM	(82%)	(1)	26	NM

Total net realized capital gains (losses)	$18	$(65)	$14	$61	$(19)	NM	NM	$(12)	$42	NM

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.
[2]	Includes income on short-term bonds.
[3]	Includes income on a real estate joint venture and hedge fund investments outside of limited partnerships.
[4]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[5]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable.
[6]	Included in core earnings.
[7]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS

CONSOLIDATED

	June 30,		September 30,		December 31,		March 31,		June 30,
	2011		2011		2011		2012		2012
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$78,132	59.3%	$80,263	59.0%	$81,809	60.6%	$83,157	62.3%	$85,227	63.2%
Fixed maturities, at fair value using fair value option	1,227	0.9%	1,323	1.0%	1,328	1.0%	1,291	1.0%	1,165	0.9%
Equity securities, trading, at fair value [2]	32,278	24.4%	30,770	22.6%	30,499	22.6%	30,722	23.0%	29,215	21.7%
Equity securities, available-for-sale, at fair value [3]	1,081	0.8%	989	0.7%	921	0.7%	938	0.7%	851	0.6%
Mortgage loans [4]	5,304	4.0%	5,590	4.1%	5,728	4.2%	6,275	4.7%	6,875	5.1%
Policy loans, at outstanding balance	2,188	1.7%	2,176	1.6%	2,001	1.5%	1,970	1.5%	1,956	1.4%
Limited partnerships and other alternative investments [5]	2,028	1.5%	2,506	1.8%	2,532	1.9%	2,732	2.0%	2,944	2.2%
Other investments [6]	973	0.7%	2,857	2.1%	2,394	1.8%	1,259	0.9%	1,548	1.1%
Short-term investments [7]	8,861	6.7%	9,704	7.1%	7,736	5.7%	5,256	3.9%	5,154	3.8%

Total investments	$132,072	100.0%	$136,178	100.0%	$134,948	100.0%	$133,600	100.0%	$134,935	100.0%
Less: Equity securities, trading	32,278	24.4%	30,770	22.6%	30,499	22.6%	30,722	23.0%	29,215	21.7%

Total investments excluding trading securities	$99,794	75.6%	$105,408	77.4%	$104,449	77.4%	$102,878	77.0%	$105,720	78.3%

Asset-backed securities (“ABS”)	$3,297	4.2%	$3,504	4.4%	$3,153	3.9%	$3,087	3.7%	$3,002	3.5%
Collateralized debt obligations (“CDOs”)	2,575	3.3%	2,465	3.1%	2,487	3.0%	3,043	3.7%	3,037	3.5%
Commercial mortgage-backed securities (“CMBS”)	7,277	9.3%	6,960	8.7%	6,951	8.5%	6,774	8.1%	6,346	7.5%
Corporate	41,629	53.2%	43,316	53.9%	44,011	53.9%	43,329	52.2%	42,983	50.5%
Foreign government/government agencies	1,864	2.4%	1,944	2.4%	2,161	2.6%	3,352	4.0%	3,598	4.2%
Municipal—taxable	1,299	1.7%	1,649	2.1%	1,757	2.1%	2,284	2.7%	2,364	2.8%
Municipal—tax-exempt	11,482	14.7%	11,515	14.3%	11,503	14.1%	11,554	13.9%	11,761	13.8%
Residential mortgage-backed securities (“RMBS”)	5,214	6.7%	5,336	6.6%	5,757	7.0%	6,595	7.9%	6,981	8.2%
U.S. Treasuries	3,495	4.5%	3,574	4.5%	4,029	4.9%	3,139	3.8%	5,155	6.0%

Total fixed maturities, AFS [8]	$78,132	100.0%	$80,263	100.0%	$81,809	100.0%	$83,157	100.0%	$85,227	100.0%

U.S. government/government agencies	$8,073	10.3%	$8,423	10.5%	$9,364	11.4%	$9,193	11.1%	$11,980	14.1%
AAA	9,409	12.0%	10,497	13.1%	10,113	12.4%	9,712	11.7%	9,002	10.6%
AA	15,900	20.4%	15,921	19.8%	15,844	19.4%	16,463	19.8%	16,290	19.1%
A	20,470	26.2%	21,584	26.9%	21,053	25.7%	20,773	25.0%	21,207	24.9%
BBB	20,568	26.3%	20,626	25.7%	21,760	26.6%	22,664	27.2%	22,528	26.3%
BB & below	3,712	4.8%	3,212	4.0%	3,675	4.5%	4,352	5.2%	4,220	5.0%

Total fixed maturities, AFS [8]	$78,132	100.0%	$80,263	100.0%	$81,809	100.0%	$83,157	100.0%	$85,227	100.0%

[1]	Includes $25, $1, $153, $149 and $114 in Corporate at June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.
[2]	These assets support the Global Annuity-International variable annuity business. Changes in these balances are also reflected in the respective liabilities.
[3]	Includes $100, $96, $104, $110 and $110 in Corporate at June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.
[4]	Includes $138, $128, $0, $0 and $0 in Corporate at June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.
[5]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.
[6]	Primarily relates to derivative instruments. Additionally, includes $27, $27, $29, $26 and $26 in Corporate at June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.
[7]	Includes $2,274, $2,293, $1,437, $1,346 and $1,139 in the Corporate segment at June 30, 2011, September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012, respectively.
[8]	Available-for-sale ("AFS").

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS

LIFE [1]

	June 30,		September 30,		December 31,		March 31,		June 30,
	2011		2011		2011		2012		2012
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$52,834	52.3%	$54,329	51.9%	$55,633	53.3%	$56,923	55.5%	$58,891	56.7%
Fixed maturities, at fair value using fair value option	1,214	1.2%	1,314	1.3%	1,317	1.3%	1,279	1.2%	1,154	1.1%
Equity securities, trading, at fair value [2]	32,278	31.9%	30,770	29.4%	30,499	29.3%	30,722	29.9%	29,215	28.1%
Equity securities, available-for-sale, at fair value	603	0.6%	563	0.5%	515	0.5%	506	0.5%	446	0.4%
Mortgage loans	4,578	4.5%	4,779	4.6%	4,979	4.8%	5,380	5.2%	5,817	5.6%
Policy loans, at outstanding balance	2,188	2.2%	2,176	2.1%	2,001	1.9%	1,970	1.9%	1,956	1.9%
Limited partnerships and other alternative investments [3]	1,024	1.0%	1,320	1.3%	1,318	1.3%	1,436	1.4%	1,543	1.5%
Other investments [4]	799	0.8%	2,717	2.6%	2,244	2.2%	1,103	1.1%	1,365	1.3%
Short-term investments	5,565	5.5%	6,619	6.3%	5,641	5.4%	3,384	3.3%	3,549	3.4%

Total investments	$101,083	100.0%	$104,587	100.0%	$104,147	100.0%	$102,703	100.0%	$103,936	100.0%
Less: Equity securities, trading	32,278	31.9%	30,770	29.4%	30,499	29.3%	30,722	29.9%	29,215	28.1%

Total investments excluding trading securities	$68,805	68.1%	$73,817	70.6%	$73,648	70.7%	$71,981	70.1%	$74,721	71.9%

ABS	$2,732	5.2%	$2,778	5.1%	$2,491	4.5%	$2,379	4.2%	$2,345	4.0%
CDOs	2,047	3.9%	1,949	3.6%	1,968	3.5%	2,383	4.2%	2,374	4.0%
CMBS	4,967	9.4%	4,715	8.7%	4,667	8.4%	4,546	8.0%	4,308	7.3%
Corporate	31,595	59.7%	33,007	60.7%	33,719	60.6%	33,621	59.1%	33,525	56.9%
Foreign government/government agencies	1,285	2.4%	1,409	2.6%	1,605	2.9%	2,784	4.9%	3,039	5.2%
Municipal—taxable	1,167	2.2%	1,508	2.8%	1,603	2.9%	1,950	3.4%	2,015	3.4%
Municipal—tax-exempt	2,417	4.6%	2,500	4.6%	2,450	4.4%	2,453	4.3%	2,485	4.2%
RMBS	3,738	7.1%	3,797	7.0%	4,000	7.2%	4,694	8.2%	4,907	8.3%
U.S. Treasuries	2,886	5.5%	2,666	4.9%	3,130	5.6%	2,113	3.7%	3,893	6.7%

Total fixed maturities, AFS	$52,834	100.0%	$54,329	100.0%	$55,633	100.0%	$56,923	100.0%	$58,891	100.0%

U.S. government/government agencies	$5,869	11.1%	$5,806	10.7%	$6,509	11.7%	$6,121	10.7%	$8,341	14.2%
AAA	5,747	10.9%	6,426	11.8%	6,212	11.2%	5,952	10.5%	5,349	9.1%
AA	8,152	15.4%	8,498	15.6%	8,353	15.0%	9,044	15.9%	9,130	15.5%
A	14,873	28.2%	15,798	29.1%	15,528	27.8%	15,574	27.4%	16,024	27.2%
BBB	15,218	28.8%	15,165	27.9%	16,108	29.0%	16,775	29.4%	16,682	28.3%
BB & below	2,975	5.6%	2,636	4.9%	2,923	5.3%	3,457	6.1%	3,365	5.7%

Total fixed maturities, AFS	$52,834	100.0%	$54,329	100.0%	$55,633	100.0%	$56,923	100.0%	$58,891	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Life.
[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.
[3]	Includes a real estate joint venture.
[4]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS

PROPERTY & CASUALTY [1]

	June 30,		September 30,		December 31,		March 31,		June 30,
	2011		2011		2011		2012		2012
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$25,273	88.9%	$25,933	89.3%	$26,023	89.5%	$26,085	89.2%	$26,222	88.6%
Fixed maturities, at fair value using fair value option	13	0.1%	9	—	11	—	12	—	11	—
Equity securities, available-for-sale, at fair value	378	1.3%	330	1.1%	302	1.0%	322	1.1%	295	1.0%
Mortgage loans	588	2.1%	683	2.4%	749	2.6%	895	3.1%	1,058	3.6%
Limited partnerships and other alternative investments [2]	1,004	3.5%	1,186	4.1%	1,214	4.2%	1,296	4.4%	1,401	4.7%
Other investments [3]	147	0.5%	113	0.4%	121	0.4%	130	0.4%	157	0.5%
Short-term investments	1,022	3.6%	792	2.7%	658	2.3%	526	1.8%	466	1.6%

Total investments	$28,425	100.0%	$29,046	100.0%	$29,078	100.0%	$29,266	100.0%	$29,610	100.0%

ABS	$565	2.2%	$726	2.8%	$651	2.5%	$660	2.5%	$620	2.4%
CDOs	528	2.1%	516	2.0%	519	2.0%	660	2.5%	663	2.5%
CMBS	2,310	9.1%	2,245	8.7%	2,284	8.8%	2,228	8.5%	2,038	7.8%
Corporate	10,034	39.7%	10,309	39.7%	10,292	39.5%	9,708	37.2%	9,458	36.1%
Foreign government/government agencies	579	2.3%	535	2.1%	551	2.1%	561	2.2%	559	2.1%
Municipal—taxable	132	0.5%	141	0.5%	154	0.6%	334	1.3%	349	1.3%
Municipal—tax-exempt	9,061	35.9%	9,015	34.8%	9,053	34.8%	9,101	34.9%	9,276	35.4%
RMBS	1,456	5.8%	1,538	5.9%	1,757	6.8%	1,901	7.3%	2,074	7.9%
U.S. Treasuries	608	2.4%	908	3.5%	762	2.9%	932	3.6%	1,185	4.5%

Total fixed maturities, AFS	$25,273	100.0%	$25,933	100.0%	$26,023	100.0%	$26,085	100.0%	$26,222	100.0%

U.S. government/government agencies	$2,183	8.6%	$2,617	10.1%	$2,718	10.4%	$2,978	11.4%	$3,562	13.6%
AAA	3,662	14.5%	4,071	15.7%	3,889	14.9%	3,712	14.2%	3,616	13.8%
AA	7,745	30.7%	7,423	28.6%	7,487	28.8%	7,412	28.4%	7,160	27.3%
A	5,596	22.1%	5,785	22.3%	5,525	21.3%	5,199	19.9%	5,183	19.7%
BBB	5,350	21.2%	5,461	21.1%	5,652	21.7%	5,889	22.7%	5,846	22.3%
BB & below	737	2.9%	576	2.2%	752	2.9%	895	3.4%	855	3.3%

Total fixed maturities, AFS	$25,273	100.0%	$25,933	100.0%	$26,023	100.0%	$26,085	100.0%	$26,222	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.
[2]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.
[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

GROSS UNREALIZED LOSS AGING

AVAILABLE-FOR-SALE SECURITIES

	June 30, 2012			December 31, 2011
	Amortized Cost	Fair Value	Unrealized Loss [1] [2]	Amortized Cost	Fair Value	Unrealized Loss [1] [2]
Total AFS Securities

Three months or less	$4,939	$4,839	$(100)	$3,933	$3,672	$(261)
Greater than three months to six months	911	882	(29)	2,617	2,517	(100)
Greater than six months to nine months	222	216	(6)	1,181	1,097	(84)
Greater than nine months to eleven months	475	463	(12)	106	95	(11)
Twelve months or more	10,956	9,208	(1,698)	11,613	9,324	(2,218)

Total	$17,503	$15,608	$(1,845)	$19,450	$16,705	$(2,674)

[1]	As of June 30, 2012, fixed maturities, AFS, represented $1,766, or 96%, of the Company's total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of June 30, 2012 and December 31, 2011.
[2]	Unrealized losses exclude the change in fair value of bifurcated embedded derivative features of certain securities. Changes in fair value are recorded in net realized capital gains (losses).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTED ASSET EXPOSURES

AS OF JUNE 30, 2012

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector
Utilities	$8,484	$9,368	8.9%
Financial services	7,488	7,503	7.1%
Consumer non-cyclical	5,516	6,214	5.9%
Technology and communications	4,048	4,495	4.2%
Basic industry	4,001	4,360	4.1%
Energy	3,708	4,086	3.9%
Capital goods	3,098	3,457	3.3%
Consumer cyclical	2,246	2,480	2.3%
Transportation	1,343	1,488	1.4%
Other	320	383	0.4%

Total	$40,252	$43,834	41.5%

Top Ten Exposures by Issuer [2]
Government of Japan [3]	$2,616	$2,612	2.5%
State of California	487	514	0.5%
State of Illinois	403	412	0.4%
National Grid PLC	348	406	0.4%
AT&T Inc.	335	405	0.4%
Government of United Kingdom	322	350	0.3%
Caterpillar Inc	304	339	0.3%
State of Massachusetts	286	322	0.3%
Pfizer Inc	271	314	0.3%
General Electric Co	345	288	0.2%

Total	$5,717	$5,962	5.6%

[1]	Excludes equity securities, trading.
[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.
[3]	These securities are included in short-term investments, fixed maturities, available-for-sale, and fixed maturities, fair value option on the Company’s Consolidating Balance Sheets.